UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2016

Date of reporting period:  February 29, 2016

Item 1. Reports to Stockholders.

VIVALDI ORINDA FUND

Annual Report
February 29, 2016

Vivaldi Orinda Macro Opportunities Fund

Class A Shares – OMOAX
Class I Shares – OMOIX

Table of Contents

Message from the President	3
Performance Overview	5
Commentary	6
Sector Allocation of Portfolio Assets	12
Schedule of Investments	13
Schedule of Securities Sold Short	18
Schedule of Futures Contracts	21
Financial Statements
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Statement of Cash Flows	25
Financial Highlights	26
Notes to the Financial Statements	28
Report of Independent Registered Public Accounting Firm	46
Expense Example	47
Notice to Shareholders	49
Management	50
Approval of Investment Advisory and Sub-Advisory Agreements	53
Privacy Notice	Inside Back Cover

Message from the President

We are pleased to provide the annual report for the Vivaldi Orinda Macro Opportunities Fund for the fiscal year ended February 29, 2016.

Our Fund seeks to provide attractive long-term risk-adjusted returns across the range of market environments and is designed to help investors diversify a traditional long-only stock and bond portfolio.

For decades, institutional investors have included alternative investment strategies in their investment portfolios; for most mutual fund investors, access to institutional-caliber alternative strategies has been limited.  Orinda Asset Management, LLC was formed to bring alternative investment strategies to the professional advisor community in a user-friendly, cost-efficient structure by employing independent sub-advisers to manage our mutual funds, offering daily liquidity.

Our firm is predicated upon the principle that, over time, our clients’ success translates into the success of the firm.

We thank you for your investment in the Fund, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick
President
Orinda Asset Management, LLC

VIVALDI ORINDA MACRO OPPORTUNITIES FUND

The Vivaldi Orinda Macro Opportunities Fund (the “Macro Fund” or “Fund”) seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

The Fund’s recent and historical performance, as well as the performance for the BoA Merrill Lynch 3-month Treasury Bill Index, is shown in the table below.

VIVALDI ORINDA MACRO OPPORTUNITIES FUND
Annualized Returns		Since Inception
as of 2/29/16	1 year	(4/30/12)
PERFORMANCE AT NAV without sales charge
A share	4.30%	2.60%
I share	4.69%	2.92%

BoA Merrill Lynch 3-month Treasury Bill Index	0.08%	0.07%
PERFORMANCE AT MOP includes maximum sales charge
A share	-0.91%	1.23%
Fund Expense Caps* as of 6/28/15:  A share 2.55%; I share 2.25%.

Expense Ratio as of 6/28/15:  A share 3.28% net (3.91% gross); I share 2.97% net (3.60% gross).

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com.  Performance data shown at maximum offering price (“MOP”) reflects the Class A maximum sales charge of 5.00%.  Performance data shown at net asset value (“NAV”) does not reflect the deduction of the sales load.  Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Investment performance reflects fee waivers in effect.  In the absence of such waivers total return would be reduced.

*
Orinda Asset Management, LLC has contractually agreed to waive a portion or all of its management fees and pay Macro Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.55% and 2.25% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 27, 2016, and may be terminated only by the Trust’s Board of Trustees.

PERFORMANCE OVERVIEW

The Fund seeks to achieve long-term returns exhibiting low to moderate correlation to traditional risk factors like equities and interest rates, and thereby provide diversification benefits to investor portfolios comprised of these traditional risk factors.

Over the previous 12 months for the fiscal period on February 29, 2016, the Fund, as represented by its Class A shares, returned 4.30% (without the impact of sales charges), versus the BofA  Merrill Lynch 3-month Treasury Bill Index which returned 0.08%.  It is important to understand that the Fund is not managed to a benchmark; however, we monitor these indices, as well as other measures, both on a relative as well as risk-adjusted basis.

We believe that the Fund performed well during a period that proved quite difficult for many macro related strategies.  The returns throughout the period exhibited a low beta to traditional equity and fixed income indexes.

RISK ANALYSIS
For the period ending 2/29/16

Beta vs. S&P 500® Index	0.05
Beta vs. Russell 2000 Index	0.04
Beta vs. Barclays Capital U.S.
Aggregate Bond Index	-0.12

Risk measures apply to Class A shares only.

CORRELATION
For the period ending 2/29/16
			Barclays Capital
		Russell 2000	U.S. Aggregate
	S&P 500®	Index	Bond Index
OMOAX	0.26	0.24	-0.13

MACRO OPPORTUNITIES FUND ANNUAL COMMENTARY

The goal of our managers, and by extension the Fund, is to produce performance non-correlated to the equity markets over market cycles.

Macro Opportunities Strategies:

Global Macro Global Macro managers trade across many regions, asset classes, and structures in an effort to express a secular or cyclical economic view.  These fundamental views tend to be driven by top-down global economic themes and can be expressed using stocks, bonds, currencies, commodities, often also employing derivative instruments to attempt to enhance risk-adjusted returns.

Event Driven Seek to exploit pricing inefficiencies and misunderstood sources of value that often result from a corporate event such as a bankruptcy, merger, acquisition, spinoff, or capital structure alteration.

Relative Value Relative-value strategies seek to take advantage of price differentials between fundamentally related financial instruments, such as the stock and debt of the same company, buying the undervalued security and selling the over-valued security, attempting to profit from the price differential while taking more moderate overall risk.

Additional Portfolio Comments

•
It’s no secret that 2015 was a record year for Mergers & Acquisitions (“M&A”). There were $4.7 trillion of announced mergers globally, 50% of which occurred in the U.S. The drivers which finally spurred companies to action included the following: low interest rates, accommodating debt markets, and a lack of organic revenue in a slow growth economy. The macroeconomic environment has continued to provide support for M&A activity in recent months. While the beginning of the year is traditionally slow for North American merger activity, 2016 could become quite interesting. We think the Federal Reserve Board’s more cautious stance towards interest rate hikes and the continued availability of cheap credit makes it highly likely that the market will become persistently transactional in the coming months. Another driver of our optimism in the North American deal community is the strong U.S. dollar, which is relevant given our focus in this region. We believe transactions between U.S. and Canadian companies will pick up as the relatively weak Canadian dollar turns Canadian firms into more tempting targets, especially for a U.S. market that has become increasingly open to the idea of non-domestic deals.

•
The Fund’s Event Driven strategy, which is also referred to as Merger Arbitrage, traded as many as 27 distinct transactions at one time during the past year, closing the fiscal year ending February 29, 2016 with 18 underlying transactions. The Fund was active trading during the period, investing in new deals, exiting a number of transactions, and allowing several deals to reach successful conclusion. The overall book remained rather short in underlying duration with the average deal in the book closing at the 3-4 month mark. That short duration can protect the portfolio in volatile months like January and February and is a large part of why the strategy has realized a solid absolute return during a volatile start to 2016. Our Merger Arbitrage team has been very constructive on their opportunity set in recent months and exited February 2016 fully invested on the long side.

•
The environment remains robust for the Relative Value portfolio. The market is fundamentally focused and names are starting to trade more on their free cash flow prospects & competitive positions. Spreads are wide in high yield (first time they are attractive since early 2012).  Similar securities such as preferred, “yieldy” names including business development companies, and even the alternative asset managers which trade on distributable earnings / yield are much more attractive than over the past few years. While the absolute volume has been low at prices we like, potential further market pressure broadly may cause these securities (and many similar securities) to trade off with nice volume.

•
The Fund’s Relative Value portfolio remains positioned for a choppy, volatile market.  We would expect to potentially profit the most during 2016 if the market stays choppy or trends down.  We are not positioned for a strong rip higher although improving economic data of late has been causing us to work towards somewhat mitigating this bent.  We have added some names with beta yet the majority of our top 10 long holdings have little to no beta.  As we have done since the strategy’s inception in the Fund, the Fund’s returns will be determined by security selection.

•
With pockets of weakness being exposed in the financial markets, our Global Macro strategy has delivered strong performance. Emerging market dislocations, including a currency devaluation in China, plunging oil and gas prices, poor stock market breadth, and trouble in the high yield credit market have each contributed to losses for money managers for the 1-year period ending February 29, 2016. Fortunately, the Fund has been on the right side of these and other trades in 2015-2016. In addition to having several prescient macro themes and solid positioning around them, we have managed risk well in these choppy markets through a combination of hedging, diversification, and exposure constraints within our conditional value-at-risk model.

Performance highlights for the fiscal year ending February 29, 2016

Top Performing Themes:
•	Core Longs Beat Earnings Estimates	Relative Value
•	Long Information Technology	Global Macro & Relative Value
•	Short Biotechnology Bubble	Global Macro
•	Successful M&A Deal Closures	Event Driven

Themes That Detracted:
•	Long Financials	Relative Value & Global Macro

Strategy Exposure Highlights and Shifts:
•
The overall portfolio exposures remained in line with our expectations, with delta-adjusted gross exposure ranging from 89.67% on the low side to 138.05% on the high side, averaging 114.74% during the fiscal year ending 2/29/16. Figures in the final month of the period, February 2016, were modestly lower than some of the prior months, as two of our three underlying strategies managed gross exposure down a little to better cope with the increase in market volatility.
•
Beta-adjusted net exposure closed the period at just 10.10%. If you exclude the impact of the Fund’s somewhat misleading Event Driven net exposure (because companies being acquired in M&A transactions have very little actual market exposure), the beta-adjusted net of the portfolio averaged 8.17% net long, with a low of -14.33% net long and a high of 32.47% net long during the fiscal year ending 2/29/16.

•
The portfolio remained appropriately diversified, ending the fiscal period ending 2/29/16 with 113 long positions and 85 short positions. That represents the recent addition of a few longs and the removal of a few shorts as the opportunity set on the long side became particularly robust given the large market drawdown.

•
The Fund, in aggregate, continued to be balanced from a sector exposure perspective. The largest underlying sector tilts within the portfolio continue to be to Information Technology and Financials. The Fund is about 6.5% net long both of those areas. Every other sector exposure is within plus or minus 2% of being explicitly neutral. Energy and Industrials remain the only two sectors that have an outright net short positioning, though both of those represent less than a 1% net short tilt.

•
Similarly, the Fund remained balanced from a market cap exposure perspective. Currently, the portfolio is most net long small and large cap names, though only about 6% net long those exposures. The Fund is roughly 2% net short mid cap companies. The Fund has a negligible exposure to any companies smaller than $1B in market cap, a liquidity metric that we pay close attention to. All of these metrics are well within our targeted ranges for the portfolio.

We thank you for your investment in the Fund, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick	Michael Peck, CFA
President and Portfolio Manager	Chief Investment Officer and Portfolio Manager
Orinda Asset Management, LLC	Vivaldi Asset Management, LLC

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus

Mutual fund investing involves risk.  Principal loss is possible.  The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested.  The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.  Investments in smaller companies involve greater risks such as limited liquidity and greater volatility.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may use certain types of investment derivatives such as futures, forwards, and swaps.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles.  Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them.  Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.  Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The index includes the reinvestment of dividends.  The S&P Quality Rankings System measures growth and stability of earnings and recorded dividends within a single rank.  Scores have been calculated on common stocks since 1956.  The Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The index includes the reinvestment of dividends.  The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

One cannot invest directly in an index.

Beta is a measure of the volatility of a fund relative to the overall market.  Beta-Adjusted Gross Exposure refers to the absolute level of the investment adjusted for the estimate of a security’s future Beta. A Correlation Coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.  Delta-Adjusted Gross Exposure refers to the absolute level of the investment adjusted for the value of an option. Drawdown refers to the maximum peak-to-valley drop in a fund’s performance history. Duration is measured as the number of trading days from the date of the merger announcement to the date that the merger is either consummated or canceled. Free Cash Flow (FCF) is a measure of financial performance calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Market Capitalization (Market Cap) is the total market value of the shares outstanding of a publicly traded company; it is equal to the share price times the number of shares outstanding.  Spread refers to the difference in yield between two bonds of similar maturity but different credit quality. For example, if the 10-year Treasury note is trading at a yield of 6% and a 10-year corporate bond is trading at a yield of 8%, the corporate bond is said to offer a 200-basis-point spread over the Treasury. Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Orinda Asset Management, LLC is the investment adviser to the Vivaldi Orinda Macro Opportunities Fund, which is distributed by Quasar Distributors, LLC.

Comparison of the change in value of a $10,000 investment in the
Vivaldi Orinda Macro Opportunities Fund – Class A and the
BofA Merrill Lynch 3-month Treasury Bill Index

			Since Inception
Total Return Periods ended February 29, 2016:	1 Year	3 Year	(4/30/12)
Vivaldi Orinda Macro Opportunities Fund
– Class A (No Load)	4.30%	2.99%	2.60%
– Class A (Load)	-0.91%	1.24%	1.23%
BofA Merrill Lynch 3-month Treasury Bill Index	0.08%	0.06%	0.07%

Total Annual Fund Operating Expenses:  2.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on April 30, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

Comparison of the change in value of a $100,000 investment in the
Vivaldi Orinda Macro Opportunities Fund – Class I and the
BofA Merrill Lynch 3-month Treasury Bill Index

			Since Inception
Total Return Periods ended February 29, 2016:	1 Year	3 Year	(4/30/12)
Vivaldi Orinda Macro Opportunities Fund
– Class I (No Load)	4.69%	3.32%	2.92%
BofA Merrill Lynch 3-month Treasury Bill Index	0.08%	0.06%	0.07%

Total Annual Fund Operating Expenses:  2.25%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on April 30, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 29, 2016

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 29, 2016

COMMON STOCKS - 69.1%	Shares	Value

Consumer Discretionary - 15.3%
CBS Corp.*	3,610	$174,652
Comcast Corp.	2,305	133,068
Foot Locker, Inc.*	1,323	82,687
Gentex Corp.	7,649	111,369
Gray Television, Inc.^	10,914	125,948
Imvescor Restaurant Group^†	1,029,700	1,933,066
Jarden Corp.^	33,330	1,762,490
Media General, Inc.^*	8,263	137,331
Meredith Corp.	2,809	122,163
Michael Kors Holdings Ltd.^†	3,213	182,016
Nexstar Broadcasting Group, Inc. - Class A*	5,781	258,295
Reitmans Canada Ltd.^†	49,050	170,751
Scripps Networks Interactive, Inc. - Class A	2,595	153,728
Sinclair Broadcast Group, Inc. - Class A*	7,926	244,676
TEGNA, Inc.	9,486	233,735
The E.W. Scripps Co.*	12,536	216,371
Time Warner Cable, Inc.	11,758	2,244,132
Tower International, Inc.	27,700	594,442
Tribune Media Co.	6,811	244,515
		9,125,435
Consumer Staples - 4.7%
Ambev S.A. - ADR†	28,208	122,423
Cal-Maine Foods, Inc.*	2,292	122,347
CVS Caremark Corp.*	1,706	165,772
Darling Ingredients, Inc.^*	62,300	561,323
Input Capital Corp.^	232,865	282,261
Keurig Green Mountain, Inc.	17,032	1,565,922
		2,820,048
Energy - 2.6%
Cameron International Corp.^	23,503	1,540,857

Financials - 15.3%
Carlyle Group LP	23,591	364,009
Chubb Limited†	909	105,017
Currency Exchange International Corp.^	1,340	24,269
Currency Exchange International Corp.^†	39,799	713,323
Everest Re Group Ltd.†*	656	122,101
Fifth Street Asset Management, Inc.	88,486	282,270

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

COMMON STOCKS - 69.1% (Continued)	Shares	Value

Financials - 15.3% (Continued)
Fortress Investment Group LLC - Class A	69,029	$327,888
Investors Title Co.	10,007	864,205
KKR & Co. LP	14,050	180,402
Leucadia National Corp.	25,000	361,250
PartnerRe Ltd.†	24,512	3,438,298
Principal Financial Group, Inc.	3,029	114,527
RMR Group, Inc.^	17,490	394,574
StanCorp Financial Group, Inc.	963	110,649
Tetragon Financial†*	120,000	1,047,600
WhiteHorse Finance, Inc.	55,522	550,223
WisdomTree Investments, Inc.	9,484	112,385
		9,112,990
Health Care - 14.8%
Affymetrix, Inc.^	24,971	350,593
Amgen, Inc.*	1,074	152,809
Baxalta, Inc.	19,765	761,348
Biogen, Inc.^	352	91,316
Centene Corp.^	3,638	207,220
Health Net, Inc.^*	44,695	2,780,923
Humana, Inc.	10,574	1,871,281
Johnson & Johnson*	1,622	170,651
Molina Healthcare, Inc.^*	2,349	145,732
Sirona Dental Systems, Inc.^	19,828	2,192,778
United Therapeutics Corp.^	846	103,161
		8,827,812
Industrials - 1.9%
Blount International, Inc.^	32,515	315,395
Delta Air Lines, Inc.	2,397	115,631
Huntington Ingalls Industries, Inc.	1,109	145,346
PowerSecure International, Inc.^	23,656	440,002
Ritchie Bros. Auctioneers, Inc.†	1,855	44,353
Robert Half International, Inc.	1,972	77,677
		1,138,404
Information Technology - 13.2%
Activision Blizzard, Inc.*	3,692	116,926
Brocade Communications Systems, Inc.	11,095	110,173
Check Point Software Technologies Ltd.^†*	2,196	182,422

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

COMMON STOCKS - 69.1% (Continued)	Shares	Value

Information Technology - 13.2% (Continued)
Cisco Systems, Inc.*	3,131	$81,970
Fairchild Semiconductor International Co.^	23,596	473,336
Gigamon, Inc.^*	4,963	135,837
Heartland Payment Systems, Inc.	4,300	402,136
Juniper Networks, Inc.	4,759	117,547
Lam Research Corp.	2,066	151,438
Microsoft Corp.	5,595	284,674
Newport Corp.^	24,585	559,800
NICE Systems Ltd. - ADR†	1,528	91,558
NVIDIA Corp.*	11,982	375,756
Paychex, Inc.	1,787	91,834
Qualcomm, Inc.	2,636	133,882
RDM Corp.^†	25,177	74,805
SanDisk Corp.	16,117	1,164,614
Twitter, Inc.^	3,162	57,295
USA Technologies, Inc.^	320,119	1,270,872
Vishay Precision Group, Inc.^*	87,768	1,028,641
VMware, Inc.^	805	40,644
Yahoo, Inc.^	26,730	849,747
Youku Tudou, Inc. - ADR^†	1,804	49,394
		7,845,301
Materials - 1.3%
Agnico-Eagle Mines Ltd.†*	4,628	162,906
Detour Gold Corporation^†	5,800	91,460
Gold Fields Ltd. - ADR†	11,326	48,362
Newmont Mining Corp.*	8,534	220,433
NovaGold Resources Inc.^†	14,884	73,825
Silver Wheaton Corp.†	4,909	77,218
Tahoe Resources, Inc.†	8,546	78,965
		753,169
TOTAL COMMON STOCKS (Cost $39,467,524)		41,164,016

REITS - 0.2%

Financials - 0.2%
Newcastle Investment Corp.	7,000	146,090
TOTAL REITS (Cost $133,366)		146,090

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

PREFERRED STOCKS - 0.5%	Shares	Value

Financials - 0.1%
Eagle Point Credit Co., Inc.^	2,500	$60,362

Health Care - 0.3%
AdCare Health Systems, Inc.	7,636	148,902

Industrials - 0.1%
General Finance Corp.	1,000	62,750
TOTAL PREFERRED STOCKS (Cost $278,947)		272,014

	Principal
CONVERTIBLE BONDS - 1.0%	Amount
CorEnergy Infrastructure Trust, Inc. -
Senior Convertible Note, 7.000%, 06/15/2020	$885,000	586,313
TOTAL CONVERTIBLE BONDS (Cost $802,369)		586,313

CORPORATE BONDS - 0.6%
Era Group, Inc., 7.750%, 12/15/2022 ∼	$500,000	383,750
TOTAL CORPORATE BONDS (Cost $398,627)		383,750

EXCHANGE-TRADED FUNDS - 0.3%	Shares
Market Vectors Gold Miners	9,370	181,591
TOTAL EXCHANGE-TRADED FUNDS (Cost $131,952)		181,591

CLOSED-END MUTUAL FUNDS - 3.7%
American Capital Ltd.^	82,310	1,126,824
Fifth Street Finance Corp.	49,705	246,040
Medley Capital Corp.	86,450	499,681
OFS Capital Corp.	7,928	87,366
Saratoga Investment Corp.	12,264	174,517
StoneCastle Financial Corp.	2,635	42,423
TOTAL CLOSED-END MUTUAL FUNDS (Cost $2,340,550)		2,176,851

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

PURCHASED OPTIONS - 0.9%	Contracts	Value

Put Options - 0.9%
Deutsche X-Trackers Harvest CSI300 China - Class A
Expiration: January 2017, Exercise Price: $30.00	204	$228,480
Euro Fx Currency†
Expiration: March 2016, Exercise Price: $1.10	9	15,188
iShares iBoxx $High Yield Corporate Bond ETF
Expiration: June 2016, Exercise Price: $87.00	88	79,420
iShares iBoxx $Investment Grade Corporate Bond ETF
Expiration: March 2016, Exercise Price: $115.00	137	12,330
Expiration: June 2016, Exercise Price: $116.00	70	23,100
iShares MSCI South Korea Capped ETF
Expiration: January 2017, Exercise Price: $48.00	140	74,550
SPDR Barclays High Yield Bond ETF
Expiration: June 2016, Exercise Price: $36.00	264	95,040
TOTAL PURCHASED OPTIONS (Cost $584,862)		528,108

SHORT-TERM INVESTMENTS - 21.9%	Shares

MONEY MARKET FUNDS - 21.9%
Fidelity Money Market Portfolio - Class I, 0.34%+	13,052,986	13,052,986
TOTAL SHORT-TERM INVESTMENTS
(Cost $13,052,986) - 21.9%		13,052,986
TOTAL INVESTMENTS (Cost $57,191,183) - 98.2%		58,491,719
Other Assets in Excess of Liabilities - 1.8%		1,044,760
TOTAL NET ASSETS - 100.0%		$59,536,479

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 29, 2016.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.
∼	Illiquid security; a security may be considered illiquid if it lacks a readily available market. As of February 29, 2016, the value of these securities was $383,750 or 0.64% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 29, 2016

COMMON STOCKS - 29.6%	Shares	Value

Consumer Discretionary - 8.5%
Amazon.com, Inc.	495	$273,497
Cavco Industries, Inc.	2,265	183,782
Charter Communications, Inc. - Class A	6,360	1,142,002
Chuy’s Holdings, Inc.	5,497	176,124
Core Mark Holding Co., Inc.	2,474	182,161
Francesca’s Holdings Corp.	18,925	342,164
Goeasy Ltd.†	5,000	77,051
Habit Restaurants, Inc.	5,500	114,290
Magna International, Inc.†	3,608	140,000
Melco Crown Entertainment Ltd. - ADR†	6,877	108,588
Netflix, Inc.	2,902	271,076
Newell Rubbermaid, Inc.	28,619	1,087,808
Pool Corporation	3,300	264,891
The Wendy’s Co.	11,546	108,186
Tractor Supply Co.	1,450	122,627
Ulta Salon, Cosmetics & Fragrance, Inc.	1,402	231,596
Wayfair, Inc.	2,090	81,447
Wynn Resorts Ltd.	1,452	119,761
		5,027,051
Energy - 3.9%
Anadarko Petroleum Corp.	3,316	125,842
Cheniere Energy, Inc.	3,183	113,792
China Petroleum & Chemical Corp. - ADR†	849	48,283
Concho Resources, Inc.	780	70,387
Continental Resources, Inc.	3,375	78,233
Diamondback Energy, Inc.	1,279	91,129
Enbridge, Inc.†	1,487	52,521
Enerflex Ltd.†	15,034	114,894
Genesis Energy LP	2,015	51,604
PBF Energy, Inc.	3,399	102,650
PetroChina Co. Ltd. - ADR†	780	51,121
Pioneer Natural Resources Co.	966	116,432
RSP Permian, Inc.	2,969	70,989
Schlumberger Ltd.†	16,828	1,206,904
SemGroup Corp.	1,030	19,570
		2,314,351
Financials - 1.5%
Bank Of The Ozarks, Inc.	3,000	113,520

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 29, 2016

COMMON STOCKS - 29.6% (Continued)	Shares	Value

Financials - 1.5% (Continued)
BofI Holding, Inc.	14,420	$267,202
Home Capital Group, Inc.†	8,000	201,035
National Bank Of Canada†	5,000	136,216
WestPac Banking Corp. - ADR†	9,648	197,398
		915,371
Health Care - 10.8%
Acadia Pharmaceuticals, Inc.	654	11,288
Aetna, Inc.	8,855	961,919
Align Technology, Inc.	3,155	208,325
Alnylam Pharmaceuticals, Inc.	274	16,048
Athenahealth, Inc.	1,675	216,192
Centene Corp.	26,508	1,509,896
Computer Programs and Systems, Inc.	4,853	274,971
DENTSPLY International, Inc.	35,972	2,192,853
ImmunoGen, Inc.	4,018	29,251
Intercept Pharmaceuticals, Inc.	135	15,036
Neurocrine Biosciences, Inc.	436	16,036
Prestige Brands Holdings, Inc.	5,764	281,859
Seattle Genetics, Inc.	570	17,208
Shire PLC - ADR†	2,933	457,871
Teladoc, Inc.	8,725	120,667
Tesaro, Inc.	469	18,976
Ultragenyx Pharmaceutical, Inc.	228	13,906
Valeant Pharmaceuticals International, Inc.†	1,058	69,616
		6,431,918
Industrials - 2.3%
AAON, Inc.	9,462	234,658
Advanced Drainage Systems, Inc.	9,825	190,605
AGCO Corp.	3,348	165,692
American Railcar Industries, Inc.	6,482	267,512
Badger Daylighting Ltd.†	7,674	139,244
Healthcare Services Group, Inc.	6,550	232,394
Toromont Industries Ltd.†	6,500	152,723
		1,382,828
Information Technology - 2.6%
Alibaba Group Holding Ltd. - ADR†	11,071	761,796
Badger Meter, Inc.	3,273	215,003
Electronics For Imaging, Inc.	5,200	205,972

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 29, 2016

COMMON STOCKS - 29.6% (Continued)	Shares	Value

Information Technology - 2.6% (Continued)
Global Payments, Inc.	2,874	$175,170
Western Digital Corp.	3,841	167,199
		1,525,140
TOTAL COMMON STOCKS (Proceeds $17,719,660)		17,596,659

EXCHANGE-TRADED FUNDS - 6.3%
iShares FTSE China 25 Index	29,005	878,561
iShares iBoxx $High Yield Corporate Bond ETF	4,026	322,402
iShares MSCI Australia Index Fund	35,362	611,055
iShares MSCI China	9,233	354,086
iShares MSCI Emerging Markets Index Fund	11,608	351,839
iShares Nasdaq Biotechnology	688	174,814
SPDR Barclays Capital High Yield Bond ETF	21,760	727,219
SPDR S&P Biotech ETF	7,416	355,226
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $4,190,057)		3,775,202

CLOSED-END MUTUAL FUNDS - 0.2%
Prospect Capital Corp.	19,200	138,240
TOTAL CLOSED-END MUTUAL FUNDS
(Proceeds $119,339)		138,240

REITS - 1.3%
Boston Properties, Inc.	898	102,498
CorEnergy Infrastructure Trust, Inc.	22,169	292,852
Equinix, Inc.	462	140,305
Kilroy Realty Corp.	2,036	110,494
Vornado Realty Trust	1,162	100,350
TOTAL REITS (Proceeds $683,306)		746,499
TOTAL SECURITIES SOLD SHORT
(Proceeds $22,712,362) - 37.4%		$22,256,600
Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
† U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF FUTURES CONTRACTS
at February 29, 2016

	Number of Contracts Purchased / (Sold)
				Unrealized Appreciation (Depreciation)
		Notional Value	Settlement Month
Description
Long Futures
Gold Futures	5	618,700	December 2016	$46,127
Silver Futures	3	225,255	December 2016	(5,978)
				$40,149
Short Futures
Australian Dollar
Currency Futures	(12)	(855,840)	March 2016	$3,267
Euro Fx Currency Futures	(6)	(816,375)	March 2016	683
New Zealand Dollar
Currency Futures	(11)	(723,800)	March 2016	(1,770)
				$2,180

As of February 29, 2016, initial margin deposits of $107,030 have been pledged in connection with the open futures contracts.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at February 29, 2016

Assets:
Investments, at value (cost of $57,191,183)	$58,491,719
Foreign currencies, at value (cost $757,085)	772,491
Cash	6,205,310
Deposits at brokers	18,934,403
Receivables:
Securities sold	1,447,971
Fund shares sold	131,423
Dividends and interest	94,676
Return of Capital	11,956
Unrealized appreciation on open futures contracts	50,077
Prepaid expenses	5,722
Total assets	86,145,748
Liabilities:
Securities sold short (proceeds $22,712,362)	22,256,600
Unrealized depreciation on open futures contracts	7,748
Payables:
Securities purchased	4,104,881
Fund shares redeemed	62,077
Dividends on short positions	23,908
Advisory fee	65,930
Administration fee	21,459
Distribution fees	7,659
Service fees	5,216
Custody fees	3,676
Transfer agent fees and expenses	9,926
Accrued expenses and other payables	40,188
Total liabilities	26,609,268
Net assets	$59,536,479
Net assets consist of:
Paid in capital	$57,635,747
Accumulated net investment loss	(48,808)
Accumulated net realized gain on investments	135,520
Net unrealized appreciation (depreciation) on:
Investments	1,357,291
Options	(56,755)
Foreign currency related transactions	15,393
Securities sold short	455,762
Futures contracts	42,329
Net assets	$59,536,479
Class A:
Net assets applicable to outstanding Class A shares	$30,888,109
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	1,193,468
Net asset value and redemption price per share	$25.88
Maximum offering price per share (net asset value divided by 95.00%)	$27.24
Class I:
Net assets applicable to outstanding Class I shares	28,648,370
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	1,093,120
Net asset value, offering price and redemption price per share	$26.21

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended February 29, 2016

Investment income:
Dividends (Foreign tax withheld $8,030)	$384,798
Interest	35,235
Total investment income	420,033
Expenses:
Investment advisory fees (Note 5)	576,354
Administration fees (Note 5)	132,491
Distribution fees (Note 6)
Distribution fees - Class A	31,305
Service fees (Note 7)
Service fees - Class A	17,911
Service fees - Class I	16,992
Transfer agent fees and expenses	59,187
Federal and state registration fees	32,589
Audit fees	20,700
Compliance expense	15,525
Legal fees (Note 5)	114,442
Reports to shareholders	4,534
Trustees’ fees and expenses	8,023
Custody fees	14,708
Other	36,426
Total expenses before dividends and interest on short positions	1,081,187
Dividends expense on short positions	194,222
Broker interest expense on short positions	217,698
Total expenses before reimbursement from advisor	1,493,107
Expense reimbursement from advisor (Note 5)	(225,722)
Net expenses	1,267,385
Net investment loss	$(847,352)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$272,550
Options	451,486
Foreign currency related transactions	(13,774)
Securities sold short	730,768
Written options contracts	41,513
Futures contracts	153,743
Net change in unrealized gain (loss) on:
Investments	268,980
Options	(74,015)
Foreign currency related transactions	15,393
Securities sold short	938,212
Futures contracts	(99,269)
Net realized and unrealized gain (loss) on investments	2,685,587
Net increase in net assets resulting from operations	$1,838,235

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Operations:
Net investment loss	$(847,352)	$(636,445)
Net realized gain on investments	1,636,286	2,423,500
Net change in unrealized appreciation (depreciation)
on investments	1,049,301	(1,817,869)
Net increase (decrease) in net assets
resulting from operations	1,838,235	(30,814)
Distributions to Shareholders From:
Net realized gains
Class A shares	(448,242)	(232,411)
Class I shares	(974,980)	(143,501)
Total distributions	(1,423,222)	(375,912)
Capital Share Transactions:
Proceeds from shares sold
Class A shares	26,630,453	9,088,896
Class I shares	19,288,684	8,835,089
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	414,125	225,625
Class I shares	932,258	142,539
Cost of shares redeemed
Class A shares	(15,398,848)	(11,100,769)
Class I shares	(8,058,290)	(12,599,075)
Redemption fees retained
Class A shares	36	1,496
Class I shares	3,462	903
Net increase (decrease) in net assets
from capital share transactions	23,811,880	(5,405,296)
Total increase (decrease) in net assets	24,226,893	(5,812,022)
Net Assets:
Beginning of period	35,309,586	41,121,608
End of period	$59,536,479	$35,309,586
Accumulated net investment loss	$(48,808)	$(130,117)
Changes in Shares Outstanding:
Shares sold
Class A shares	1,044,178	350,278
Class I shares	741,216	338,122
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	16,512	8,739
Class I shares	36,732	5,476
Shares redeemed
Class A shares	(594,041)	(427,913)
Class I shares	(307,016)	(484,798)
Net increase (decrease) in shares outstanding	937,581	(210,096)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended February 29, 2016

Increase (decrease) in cash —

Cash flows from operating activities:
Net increase in net assets from operations	$1,838,235
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(127,164,505)
Proceeds for dispositions of investment securities	102,862,245
Premiums received on options written	82,966
Cost of closing purchases on options written	(40,779)
Increase in deposits at broker – foreign currency	(772,490)
Purchases of short term investments, net	(13,052,986)
Increase in deposits at broker	(6,604,232)
Increase in return of capital receivable	(5,686)
Increase in dividends and interest receivable	(72,701)
Increase in receivable for securities sold	(723,363)
Decrease in unrealized appreciation on open futures contracts	99,269
Decrease in due from Advisor	350
Increase in prepaid expenses and other assets	(1,269)
Proceeds on securities sold short	67,911,162
Purchases to cover short sales	(59,133,289)
Increase in payable for dividends on short positions	19,782
Increase in accrued management fees	65,930
Increase in payable for securities purchased	1,285,801
Decrease in accrued administration fees	(10,407)
Decrease in distribution and service fees	(8,371)
Increase in custody fees	2,184
Decrease in transfer agent expenses	(4,962)
Decrease in other accrued expenses	(45,095)
Return of capital distribution	105,861
Proceeds from mergers	7,978,235
Amortization	(4,966)
Unrealized appreciation on securities	(1,133,177)
Net realized gain on investments	(1,491,913)
Net cash used in operating activities	(28,018,171)

Cash flows from financing activities:
Proceeds from shares sold	45,859,152
Payment on shares redeemed	(23,490,861)
Distributions paid in cash	(76,839)
Net cash provided by financing activities	22,291,452
Net decrease in cash	(5,726,719)

Cash:
Beginning balance	11,932,029
Ending balance	$6,205,310

Supplemental information:
Non-cash financing activities not included herein consists
of dividend reinvestment of dividends and distributions	$1,346,383
Cash paid for interest	$217,698

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class A

	For the	For the	For the	April 30, 2012
	Year Ended	Year Ended	Year Ended	through
	February 29,	February 28,	February 28,	February 28,
	2016	2015	2014	2013*
Net Asset Value – Beginning of Period	$26.07	$26.31	$25.22	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.17)	(0.56)	(0.56)	(0.32)
Net realized and unrealized
gain (loss) on investments	1.25	0.61	1.70	0.56
Total from investment operations	1.08	0.05	1.14	0.24
Less Distributions:
Dividends from net investment income	—	—	—	—
Distributions from net realized gains	(1.27)	(0.29)	(0.05)	(0.02)
Total distributions	(1.27)	(0.29)	(0.05)	(0.02)
Redemption Fees	0.00 ~	0.00 ~	0.00 ~	—
Net Asset Value – End of Period	$25.88	$26.07	$26.31	$25.22
Total Return	4.30%	0.21%	4.54%	0.96	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$30,888	$18,949	$20,932	$17,347
Ratio of operating expenses
to average net assets:
Before reimbursements	4.66%**	3.89%	4.42%	5.49	%^
After reimbursements	4.02%**	3.26%	3.74%	3.80	%^
Ratio of interest expense and dividends
on short positions to average net assets	1.22%	0.58%	0.81%	0.84	%^
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(3.31)%	(2.52)%	(3.10)%	(4.20	)%^
After reimbursements	(2.67)%	(1.89)%	(2.42)%	(2.51	)%^
Portfolio turnover rate	393%	360%	270%	205	%+

*	Commencement of operations for Class A shares was April 30, 2012.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.
**	Includes extraordinary expenses of 0.29% that occurred during the Fund’s fiscal year. See Note 5 for additional information.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Class I

	For the	For the	For the	April 30, 2012
	Year Ended	Year Ended	Year Ended	through
	February 29,	February 28,	February 28,	February 28,
	2016	2015	2014	2013*
Net Asset Value – Beginning of Period	$26.29	$26.45	$25.28	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.51)	(0.41)	(0.50)	(0.16)
Net realized and unrealized
gain (loss) on investments	1.70	0.54	1.72	0.46
Total from investment operations	1.19	0.13	1.22	0.30
Less Distributions:
Dividends from net investment income	—	—	—	—
Distributions from net realized gains	(1.27)	(0.29)	(0.05)	(0.02)
Total distributions	(1.27)	(0.29)	(0.05)	(0.02)
Redemption Fees	0.00 ~	0.00 ~	0.00 ~	—
Net Asset Value – End of Period	$26.21	$26.29	$26.45	$25.28
Total Return	4.69%	0.52%	4.85%	1.20	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$28,648	$16,360	$20,190	$12,875
Ratio of operating expenses
to average net assets:
Before reimbursements	4.45%**	3.58%	4.12%	5.77	%^
After reimbursements	3.74%**	2.95%	3.44%	3.46	%^
Ratio of interest expense and dividends
on short positions to average net assets	1.27%	0.57%	0.81%	0.80	%^
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(3.21)%	(2.19)%	(2.80)%	(4.41	)%^
After reimbursements	(2.50)%	(1.56)%	(2.12)%	(2.10	)%^
Portfolio turnover rate	393%	360%	270%	205	%+

*	Commencement of operations for Class I shares was April 30, 2012.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.
**	Includes extraordinary expenses of 0.30% that occurred during the Fund’s fiscal year. See Note 5 for additional information.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
February 29, 2016

NOTE 1 – ORGANIZATION

The Vivaldi Orinda Macro Opportunities Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Macro Opportunities Fund is to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Macro Opportunities Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.  The Macro Opportunities Fund commenced operations on April 30, 2012 and offers Class A and Class I shares.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.  Therefore, no Federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended 2013-2015, or expected to be taken in the Funds’ 2016 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Foreign Currency:  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.
Redemption Fees:  The Fund terminated its redemption fee to shareholders, effective June 28, 2015. Previously, the Fund charged a 1% redemption fee to shareholders who redeemed shares held for 60 days or less.  Such fees were retained by the Fund and accounted for as an addition to paid-in capital.

G.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts:  The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.  The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

I.
Leverage and Short Sales:  The Fund may use leverage in connection with their investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sell securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

J.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Funds will indirectly bear their proportionate share of the costs.

K.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 29, 2016, the Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Macro Opportunity Fund	928,661	(1,060,190)	131,529

L.
Offsetting Assets & Liabilities:  The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts.  During the year ended February 29, 2016, the Fund was not subject to any master netting arrangements. For additional information regarding the offsetting assets and liabilities at February 29, 2016, please reference the table in Note 4.

M.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 29, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

N.
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent):  In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 29, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$9,125,435	$—	$—	$9,125,435
Consumer Staples	2,820,048	—	—	2,820,048
Energy	1,540,857	—	—	1,540,857
Financials	9,088,721	24,269	—	9,112,990
Health Care	6,635,034	2,192,778	—	8,827,812
Industrials	1,138,404	—	—	1,138,404
Information Technology	7,845,301	—	—	7,845,301
Materials	753,169	—	—	753,169
Total Common Stock	38,946,969	2,217,047	—	41,164,016
REITs
Financials	—	146,090	—	146,090
Total REITs	—	146,090	—	146,090
Preferred Stocks
Financials	—	60,362	—	60,362
Health Care	148,902	—	—	148,902
Industrials	—	62,750	—	62,750
Total Preferred Stocks	148,902	123,112	—	272,014
Convertible Bonds	—	586,313	—	586,313
Corporate Bonds	—	383,750	—	383,750
Exchange-Traded Funds	181,591	—	—	181,591
Closed-End Mutual Funds	2,176,851	—	—	2,176,851
Purchased Options
Put Options	27,518	500,590	—	528,108
Total Purchased Options	27,518	500,590	—	528,108
Short-Term Investments	13,052,986	—	—	13,052,986
Total Investments
in Securities	$54,534,817	$3,956,902	$—	$58,491,719
Other Financial Instruments*
Futures Contracts	$50,077	$—	$—	$50,077
Total Assets	$54,584,894	$3,956,902	$—	$58,541,796
Liabilities
Securities Sold Short	$22,256,600	$—	$—	$22,256,600
Other Financial Instruments*
Futures Contracts	$7,748	$—	$—	$7,748
Total Liabilities	$22,264,348	$—	$—	$22,264,348

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the instrument.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities. Transfers between levels are recognized at February 29, 2016, the end of the reporting period.  During the year ended February 29, 2016, the Macro Opportunities Fund recognized no transfers to/from level 1 or level 2.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information

The average monthly market values of purchased and written options during the year ended February 29, 2016 for the Fund were $367,077 and $4,269, respectively.  The average monthly notional amounts of long and short futures contracts during the year ended February 29, 2016 were $901,297 and $4,389,775, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Transactions in written options contracts for the year ended February 29, 2016, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	—	$—
Options written	(1,507)	(82,966)
Options closed	916	46,896
Options expired	564	35,396
Options exercised	27	674
Outstanding at February 29, 2016	—	$—

As of February 29, 2016, the Fund held the following long futures contracts: 5 Gold futures and 3 Silver futures for delivery at various times.  The Fund has recorded an unrealized gain of $40,149 as of February 29, 2016 related to these contracts.

As of February 29, 2016, the Fund also held the following short futures contracts: 12 Australian Dollar Currency, 6 Euro Fx Currency, and 11 New Zealand futures for delivery at various times.  The Fund has recorded an unrealized gain of $2,180 as of February 29, 2016 related to these contracts.

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 29, 2016 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted
for as hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
	Unrealized		Unrealized
	appreciation on		depreciation on
Commodity Contracts –	open futures		open futures
Futures*	contracts	$ 46,127	contracts	$5,978
Equity Contracts –	Investments,
Options	at fair value	$512,920	N/A	—
Foreign Exchange Contracts–	Investments,
Options	at fair value	$ 15,188	N/A	—
	Unrealized		Unrealized
	appreciation on		depreciation on
Foreign Exchange Contracts –	open futures		open futures
Futures*	contracts	$ 3,950	contracts	$1,770
Total		$578,185		$7,748

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Futures Contracts.  Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

The effect of Derivative Instruments on the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$452,218	$41,513	$(14,218)	$479,513
Commodity Contracts	20,823	—	(45,608)	(24,785)
Interest Rate Contracts	(21,555)	—	(23,306)	(44,861)
Foreign Exchange Contracts	—	—	236,875	236,875
Total	$451,486	$41,513	$153,743	$646,742

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(49,574)	$—	$—	$(49,574)
Commodity Contracts	—	—	51,669	51,669
Interest Rate Contracts	—	—	3,882	3,882
Foreign Exchange Contracts	(24,441)	—	(154,820)	(179,261)
Total	$(74,015)	$—	$(99,269)	$(173,284)

The table below shows the offsetting assets and liabilities relating to the futures contracts and short sales shown on the Statement of Assets and Liabilities.

Assets:
		Gross Amounts not
		offset in the Statement
		of Assets and Liabilities
	Gross
	Amounts of		Collateral
	Recognized	Financial	Pledged	Net
Description	Assets	Instruments	(Received)	Amount
Futures Contracts	$50,077	$(7,748)	$—	$42,329
	$50,077	$(7,748)	$—	$42,329
Liabilities:
		Gross Amounts not
		offset in the Statement
		of Assets and Liabilities
	Gross
	Amounts of	Collateral
	Recognized	Financial	Pledged	Net
Description	Liabilities	Instruments	(Received)	Amount
Futures Contracts	$7,748	$(7,748)	$—	$—
	$7,748	$(7,748)	$—	$—

For additional information, please reference the “Offsetting Assets and Liabilities” section in Note 2.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 29, 2016, Orinda Asset Management, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.75% based upon the average daily net assets of the Fund.  For the year ended February 29, 2016, the Fund incurred $576,354 in advisory fees.  Advisory fees payable at February 29, 2016 for the Fund were $65,930.  The Advisor has delegated the day to day management of the Fund to various Sub-Advisors.  The Advisor pays the Sub-Advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Class A	2.55%
Class I	2.25%

For the fiscal year ended February 29, 2016, the Fund incurred $98,012 in extraordinary expenses which is reflected in the Fund’s legal fees on the Statement of Operations.  The amounts incurred for Class A and Class I were $36,435 and $61,577, respectively.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 29, 2016, the Advisor reduced its fees and absorbed Fund expenses in the amount of $225,722.  During the year ended February 29, 2016, the Advisor reimbursed the Fund for shareholder servicing fees in the amount of $15,097 that was a result of the Fund not fully utilizing the fees that had been earned in fiscal years 2014 and 2015.  This amount will not be subject to recapture in the future.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2017	2018	2019	Total
Macro Opportunities Fund	$257,610	$231,615	$210,625	$699,850

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended February 29, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Administration & fund accounting	$132,491
Custody	$ 14,708
Transfer agency(a)	$ 45,292
Chief Compliance Officer	$ 15,525

(a) Does not include out-of-pocket expenses.

At February 29, 2016, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$21,459
Custody	$ 3,676
Transfer agency(a)	$ 7,568
Chief Compliance Officer	$ 2,473

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 29, 2016, the Fund incurred distribution expenses on its Class A shares of $31,305.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide,

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

certain specified shareholder services.  As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A shares and 0.10% of the average daily net assets of the Class I shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended February 29, 2016, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Class A	$17,911
Class I	$16,992

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended February 29, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Macro Opportunities Fund	$125,723,445	$101,544,655

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 29, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$57,528,847
Gross unrealized appreciation	3,870,745
Gross unrealized depreciation	(2,907,873)
Net unrealized appreciation	962,872
Undistributed ordinary income	785,770
Undistributed long-term capital gain	—
Total distributable earnings	785,770
Other accumulated gains/(losses)	152,090
Total accumulated earnings/(losses)	$1,900,732

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales, partnership income, outstanding constructive sales, and passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

At February 29, 2016, the Macro Opportunities Fund had no tax basis capital losses to offset future capital gains.  The wash sales on short positions, post 30 wash sales, section 1256 MTM, straddles, unsettled short deferrals, and unrealized on shorts/options/futures are included in other accumulated gain/loss in the amount of $136,697.  There were $15,393 in unrealized currency gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2016 and 2015 were as follows:

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Ordinary income	$1,039,990	$—
Long-term capital gains	383,232	375,912

At February 29, 2016, the following funds deferred, on a tax basis, post-October losses of:

	Late Year Ordinary	Short-Term
	Loss Deferral	Loss
Macro Opportunities Fund	—	—

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

For the year ended February 29, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Macro Opportunities Fund	33.72%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2016 was as follows:

Macro Opportunities Fund	25.62%

NOTE 11 – SUBSEQUENT EVENTS (Unaudited)

Though a special meeting of shareholders was held on August 15, 2014 whereby shareholders of the Vivaldi Orinda Macro Opportunities Fund approved proposals for 1) a new investment advisory agreement between Vivaldi Asset Management, LLC (“Vivaldi”) and Advisors Series Trust (the “Trust”) for Vivaldi to become investment adviser to the

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Fund; and 2) a “manager of managers” structure for the Fund under Vivaldi as the investment adviser, as of the date of this report these events have not yet occurred.

Orinda has agreed not to resign as investment adviser, and Vivaldi will not accept the engagement as investment adviser, unless and until the Trust and Vivaldi obtain a Multi-Manager Exemptive Order (“Order”) from the U.S. Securities and Exchange Commission (the “SEC”). As of the date of this report, this Order has not yet been received from the SEC. Upon receipt of the requested Order from the SEC, shareholders of the Fund will be notified and receive updated Fund documents.

NOTE 12 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Market Risk:  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

Multi-Style Management Risk:  Because portions of the Macro Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style. Additionally, the overall success of the Fund depends on, among other things, (i) the ability of the Adviser to develop a successful Sub-Adviser allocation strategy, (ii) the ability of the Adviser to select and monitor skilled Sub-Advisers and to allocate the assets amongst them, and (iii) the Sub-Advisers’ ability to be successful in their strategies.

Foreign and Emerging Market Securities Risk:  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk:  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk:  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Commodity-Linked Derivatives Risk:  The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

Fixed Income Securities Risk:  Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Growth Stock Risk:  Growth style companies may lose value or move out of favor. Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Value Stock Risk: Value style investing as a strategy may be out of favor in the market for an extended period. Value stocks can perform differently from the market as a whole and from other types of stocks.

Initial Public Offering Risk:  The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Portfolio Turnover Risk:  A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Vivaldi Orinda Macro Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Vivaldi Orinda Macro Opportunities Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 29, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 30, 2012 (commencement of operations) to February 28, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  the Vivaldi Orinda Macro Opportunities Fund as of February 29, 2016, the results of its operations, cash flows, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2016

EXPENSE EXAMPLE
February 29, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2015 to February 29, 2016.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
February 29, 2016 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/15	2/29/16	9/1/15 – 2/29/16
Actual
Class A	$1,000.00	$1,049.50	$23.24
Class I	$1,000.00	$1,051.30	$21.83
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,002.19	$22.70
Class I	$1,000.00	$1,003.58	$21.32

(1)
Expenses are equal to the Class A and Class I fund shares’ annualized expense ratios of 4.56% and 4.28%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period).

NOTICE TO SHAREHOLDERS
at February 29, 2016 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Age	with the	of Time	Principal Occupation	Overseen by	Held During
and Address	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	2	Trustee, Advisors
(age 69)		term;	Delta Housing Corporation		Series Trust (for
615 E. Michigan Street		since	(collegiate housing		series not affiliated
Milwaukee, WI 53202		March	management) (2012 to		with the Funds);
		2014.	present); Trustee and Chair		Independent Trustee
			(2000 to 2012), New Covenant		from 1999 to 2012,
			Mutual Funds (1999-2012);		New Covenant
			Director and Board Member,		Mutual Funds (an
			Alpha Gamma Delta Foundation		open-end investment
			(philanthropic organization)		company with
			(2005 to 2011).		4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee, Advisors
(age 81)		term;	President, Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May	(1985 to 1993).		with the Funds);
		2002.			Independent Trustee
from 1999 to 2009,
E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	2	Trustee, Advisors
(age 76)		term;	Vice President, Federal		Series Trust (for
615 E. Michigan Street		since	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		February	San Francisco.		with the Funds).
1997.

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group,	2	Trustee, Advisors
(age 57)		term*;	Inc. (financial consulting		Series Trust (for
615 E. Michigan Street		since	firm) (1998 to present).		series not affiliated
Milwaukee, WI 53202		January			with the Funds);
		2016.			Independent Trustee,
Doubleline Funds
Trust (an open-end
investment company
with 13 portfolios),
Doubleline Equity
Funds, Doubleline
Opportunistic Credit
Fund and
Doubleline Income
Solutions Fund,
from 2010 to present.

MANAGEMENT (Continued)

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Age	with the	of Time	Principal Occupation	Overseen by	Held During
and Address	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	2	Trustee, Advisors
(age 68)	Trustee	term;	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		September			with the Funds).
2008.

Term of Office
Name, Age	Position Held	and Length of	Principal Occupation
and Address	with the Trust	Time Served	During Past Five Years
Officers

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 68)	Chief Executive	term; since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance
(age 48)	Principal	term; since	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive	June 2003.	Fund Services, LLC (March 1997
Milwaukee, WI 53202	Officer		to present).

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 54)	Principal	term; since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial	December 2007.	Services, LLC (October 1998
Milwaukee, WI 53202	Officer		to present).

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 44)	Treasurer	term; since	and Administration, U.S. Bancorp
615 E. Michigan Street		September 2013.	Fund Services, LLC (June 2005
Milwaukee, WI 53202			to present).

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term; since	and Administration, U.S. Bancorp
615 E. Michigan Street		September 2013.	Fund Services, LLC (June 2004
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 58)	Chief Compliance	term; since	Fund Services, LLC (February 2008
615 E. Michigan Street	Officer and	September 2009.	to present).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 50)		term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September 2015.	(May 2006 to present).
Milwaukee, WI 53202

MANAGEMENT (Continued)

Term of Office
Name, Age	Position Held	and Length of	Principal Occupation
and Address	with the Trust	Time Served	During Past Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
(age 29)	Secretary	term; since	Fund Services, LLC (July 2013 to present);
615 E. Michigan Street		September 2015.	Proxy Voting Coordinator and Class Action
Milwaukee, WI 53202			Administrator, Artisan Partners Limited
Partnership (September 2012 – July 2013);
Legal Internship, Artisan Partners Limited
Partnership (February 2012 – September
2012); J.D. Graduate, Marquette University
Law School (2009-2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 29, 2016, the Trust was comprised of 48 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 2-3, 2015, the Board (which is comprised five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Orinda Asset Management, LLC (“Orinda” or the “Adviser”) for another annual term for the Vivaldi Orinda Macro Opportunities Fund (the “Fund”).  In addition, the Board considered and approved the continuance of the investment sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Crescat Portfolio Management, LLC and Vivaldi Asset Management, LLC (the “Sub-Advisers”) for another annual term.  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Advisers and the services provided by the Adviser and the Sub-Advisers to the Fund under the Advisory and Sub-Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory and Sub-Advisory Agreements.  For purposes of this disclosure, unless indicated otherwise, the term “Adviser” refers to each of Orinda as the Adviser and each Sub-Adviser, and the term “Advisory Agreement” refers to each of the Orinda Advisory Agreement and each Sub-Advisory Agreement.

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISERS UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Advisers’ overall services provided to the Fund as well as their specific responsibilities in the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance programs, their chief compliance officers, the Advisers’ compliance records, and the Advisers’ disaster recovery/business continuity plans.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Adviser and each Sub-Adviser to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including risk management.  The Board took into account the oversight responsibilities of Orinda, as the Adviser, over the Sub-Advisers both in terms of investments as well as compliance monitoring.  The Board concluded that the Advisers have the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISERS UNDER THE ADVISORY AGREEMENTS.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the performance of the Fund as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as their levels of risk tolerance, may differ significantly from funds in the peer universe.  The Board also noted that Orinda was continuing to monitor the Sub-Advisers’ performance.  The Board further took into account previous changes made to the sub-advisers to the Fund, which changes were made, in part, in an effort to improve performance.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was equal to its peer group median for the one-year period, and was below the peer group median for the three-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year and three-year.

The Board further noted that Orinda does not manage any other accounts with the same or a similar strategy as the Fund, and reviewed the performance of the Fund against broad-based securities market benchmarks.  With respect to the Sub-Advisers, the Board considered any differences in performance between the Sub-Advisers’ similarly managed accounts and the portion of the Fund managed by the Sub-Advisers.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer funds and separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  The Board noted that the Adviser had agreed in the previous year to contractually reduce its advisory fees.  The Board also noted that the Adviser did not manage any other accounts with the same or a similar strategy.  In reviewing sub-advisory fees, the Board was mindful that the sub-advisory fees were paid by Orinda out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between Orinda and the Sub-Advisers.

The Board noted that Orinda had contractually agreed to maintain an annual expense ratio for the Fund of 2.55% for Class A shares and 2.25% for Class I shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

for Class A shares and Class I shares were above the peer group median and peer group average.  The Board noted that the Fund’s contractual advisory fee was significantly above the peer group median and peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by Orinda from the Fund during the most recent fiscal year were above the peer group median and peer group average.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by Orinda that should be shared with shareholders.  The Board noted that Orinda has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by Orinda that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISERS AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Fund.  The Board considered the profitability to Orinda and the Sub-Advisers from their relationship with the Fund and considered any additional benefits derived by the Advisers from their relationship with the Fund, including “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage and benefits received in the form of Rule 12b-1 fees received by Orinda on Class A shares of the Fund.  The Board also reviewed information indicating that the Adviser does not have any advisory clients who invest in the Fund through separately managed accounts of the Adviser and therefore the Adviser was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to Orinda and the Sub-Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement and the Sub-Advisory Agreements for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser and the sub-advisory arrangements with the Sub-Advisers, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement and the Sub-Advisory Agreements for the Fund would be in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 467-4632

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

ORINDA FUNDS

Annual Report
February 29, 2016

Orinda Income Opportunities Fund

Class A Shares – OIOAX
Class D Shares – OIODX
Class I Shares – OIOIX

Table of Contents

Message from the President	3
Commentary	4
Sector Allocation of Portfolio Assets	12
Schedule of Investments	13
Schedule of Securities Sold Short	19
Financial Statements
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	24
Financial Highlights	25
Notes to the Financial Statements	28
Report of Independent Registered Public Accounting Firm	43
Expense Example	44
Notice to Shareholders	46
Management	47
Approval of Investment Advisory Agreement	50
Privacy Notice	Inside Back Cover

Message from the President

We are pleased to provide the annual report for the Orinda Income Opportunities Fund (the “Fund”) for the fiscal year ended February 29, 2016.

The Fund seeks to invest in securities which have the potential to offer above average yields. The Fund’s allocation to various security types and asset classes will vary over time in response to changing market opportunities with the goal of maximizing current income.

Our firm is predicated upon the principle that, over time, our clients’ success translates into the success of the firm.

We thank you for your investment in the Fund, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick
President
Orinda Asset Management, LLC

3

ORINDA INCOME OPPORTUNITIES FUND COMMENTARY

Highlights

Although many of our preferred positions performed as expected throughout most of the year and generated positive returns, the last quarter of the year was disappointing as many of our investments participated fully in the broad based sell-off in global equity markets in January and February. We have always had a bias toward what we perceive as value investments and this hurt our performance and the past year was a difficult year in general for value investors.  For example, the Russell 2000 Small Cap Value Index returned -13.27% compared to -5.44% for the S&P 500 Index.  Fund performance was particularly hard hit by our exposure to hotel and commercial mortgage company preferred shares and our exposure to Northstar Realty Finance Corp. – a diversified real estate owner. These exposures, along with negative performance from hedging activities intended to perform well with rising interest rates, caused the Fund to underperform its benchmark.  The yields on these securities ranged from 9-12% as of 2/29/16 and we do not see an imminent danger of dividend suspensions.  All of these companies are paying common dividends and those that had securities outstanding during the financial crisis made all of their preferred dividend payments throughout 2008-2009.

The Fund remained conservatively positioned throughout most of the year as we awaited the Fed move away from their long standing zero interest rate policy, which finally occurred at their December meeting.  Just prior to the December Fed meeting, a high yield mutual fund suspended redemptions and subsequently closed which rattled credit markets.  This event highlighted some of the stress we believe is increasing in the high yield markets, driven primarily by the decline in energy prices.  We had been selectively making investments in the hotel sector ahead of these events at what we believed were attractive prices.  Following these events we began adding to positions more broadly. We again added to our preferred positions during the sell-offs in January and February and ended the year with net exposure just under 100% which is one of the highest levels since the Fund launched in June 2013.

The Fund’s performance for the fiscal year of March 1, 2015 through February 29, 2016, as well as the performance for the Barclays Capital U.S. Aggregate Bond Index, the Bank of America Merrill Lynch US High Yield Master II Index, and the Bank of America Merrill Lynch Fixed Rate Preferred Index for this same period, is shown in the table below.

4

ORINDA INCOME OPPORTUNITIES FUND
Annualized Returns		Since Inception
as of 2/29/16	1 year	(6/28/13)
PERFORMANCE AT NAV without sales charge
A share	-10.09%	-0.68%
I share	-9.81%	-0.38%
D share^ (commenced 9/27/13)	-10.56%	-1.42%^

Barclays Capital U.S. Aggregate Bond Index	1.50%	3.37%
BofA Merrill Lynch US High Yield Master II Index	-8.54%	0.86%
BofA Merrill Lynch Fixed Rate Preferred Index	4.51%	6.72%

PERFORMANCE AT MOP includes maximum sales charge
A share	-14.59%	-2.57%
Expense Ratio as of 6/28/15:  A share 2.02%; I share 1.70%; D share 2.71%.

Fund Expense Caps* as of 6/28/15:  A share 1.85%; I share 1.55%; D share 2.55%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com.  Performance data shown at maximum offering price (“MOP”) reflects the Class A maximum sales charge of 5.00%.  Performance data shown at net asset value (“NAV”) does not reflect the deduction of the sales load.  If reflected, the load would reduce the performance quoted.

*
Orinda Asset Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.55%, 1.85%, and 2.55% of average daily net assets of the Fund’s Class I, Class A, and Class D shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least June 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

YIELD as of 12/31/15

Dividend yield is calculated by dividing the regular distribution paid for the quarter (annualized at a quarterly rate) by the NAV at 12/31/15.  The 30-Day SEC yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

5

Market Outlook

At calendar year-end 2015 we saw a dramatic increase in the number of compelling investment opportunities within the sectors we watch.  As we entered January, the markets became concerned about turmoil in Chinese equity markets, a potential slowdown in the Chinese economy and another dramatic leg down in oil prices.  With the Federal Reserve Board (the “Fed”) having already started to shift monetary policy by raising the Fed Funds rate for the first time in nine years in December and forecasting four more in 2016, anxiety grew over a global recession in 2016; risk assets were liquidated across the board in early January and again in February.  Notably among our holdings, the preferred securities issued by some hotel companies and companies which were formerly commercial mortgage real estate investment trusts (but who have significantly diversified their business models since the financial crisis), traded at levels we had not seen since the U.S. debt crisis in 2011.  We believe the pricing of some securities reflected a meaningful chance of a credit event by the issuer and we have not seen any indications to believe this is warranted.  In March 2016, in response to the concerns in the market, the Fed signaled a much slower pace of rate increases than indicated in December 2015 and security prices recovered dramatically.  We believe several issues are still trading at depressed levels and present excellent return opportunities over the coming 12 months.

Recent economic data has been mixed with several data points showing a slowdown in the U.S. and it could be a difficult year for U.S. equities and other risk assets despite the rebound in March 2016.  It would not surprise us if the U.S. entered a mild recession at some point over the next 18 months, but we do not see anything that has us concerned about another 2008-type financial crisis.  Bank balance sheets are in significantly better shape and there is not the same level of systemic credit exposure to energy as there was to sub-prime housing market in 2008.  While a slowdown in the U.S. economy and/or recession will cause spreads to remain wider than they were in 2015, we believe several securities have overshot to the downside, pricing in a default scenario that is frankly implausible. We have established positions that present the opportunity for substantial price appreciation in addition to the high current yield.  It is going to be a very difficult time for those looking to time or trade the market but we feel it is a very good time for investors to make long-term allocations to preferred securities and value investments.

Key investment highlights for 2016:

We believe markets overshot the underlying economic condition of the economy as a whole and several of our holdings in particular in January and February.

The subsequent dovish messaging from the Fed has aided in a rebound in securities prices but we believe many securities remain at depressed valuations.

Volatility is likely to remain high for some time as markets digest negative interest rates in Europe and Japan and their effect on the banking system, and concerns over a global recession triggered by a slowdown in China.

The Fund has a flexible strategy, which allows us to use a variety of risk management tools such as hedging, selective leverage, and writing covered calls as we endeavor to navigate a changing rate environment and look for the potential to enhance portfolio

6

yield.  The Fund’s broad investment charter allows it to invest in many securities and industries if we find compelling return opportunities.

Paul Gray
Portfolio Manager

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus

Mutual fund investing involves risk.  Principal loss is possible.  The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested.  The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.  Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may use certain types of investment derivatives such as futures, forwards, and swaps.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Diversification does not assure a profit or protect against a loss in a declining market.  Investment in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the 1940 Act.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

The Russell 2000 Small Cap Value Index and the S&P 500 are included as examples only and are not comparative benchmarks of the Fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration U.S. investment grade debt securities. The Bank of America Merrill Lynch US High Yield Master II Index (H0A0) tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.  The Bank of America Merrill Lynch Preferred Stock Fixed Rate Index (P0P1) consists of fixed rate U.S. dollar denominated

7

preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. One cannot invest directly in an index. The Russell 2000 Small Cap Value Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The S&P 500 Total Return Index is an unmanaged non-investable index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

The federal funds rate is the interest rate at which depository institutions (banks and credit unions) lend reserve balances to other depository institutions overnight, on an uncollateralized basis. Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Orinda Asset Management, LLC is the investment adviser to the Orinda Income Opportunities Fund, which is distributed by Quasar Distributors, LLC.

8

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class A, the Barclays Capital
U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield
Master II Index and BofA Merrill Lynch Preferred Stock Fixed Rate Index

		Since Inception
Total Return Periods ended February 29, 2016:	1 Year	(6/28/13)
Orinda Income Opportunities Fund – Class A (No Load)	-10.09%	-0.68%
Orinda Income Opportunities Fund – Class A (Load)	-14.59%	-2.57%
Barclays Capital U.S. Aggregate Bond Index	1.50%	3.37%
BofA Merrill Lynch U.S. High Yield Master II Index	-8.54%	0.86%
BofA Merrill Lynch Preferred Stock Fixed Rate Index	4.51%	6.72%
Expense Cap:  1.85%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

The Bank of America Merrill Lynch Preferred Stock Fixed Rate Index consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period.

9

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class D, the Barclays Capital
U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield
Master II Index and BofA Merrill Lynch Preferred Stock Fixed Rate Index

		Since Inception
Total Return Periods ended February 29, 2016:	1 Year	(9/27/13)
Orinda Income Opportunities Fund – Class D (No Load)	-10.56%	-1.42%
Barclays Capital U.S. Aggregate Bond Index	1.50%	3.47%
BofA Merrill Lynch U.S. High Yield Master II Index	-8.54%	-0.05%
BofA Merrill Lynch Preferred Stock Fixed Rate Index	4.51%	9.32%
Expense Cap:  2.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 27, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

The Bank of America Merrill Lynch Preferred Stock Fixed Rate Index consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period.

10

Comparison of the change in value of a $100,000 investment in the
Orinda Income Opportunities Fund – Class I, the Barclays Capital
U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield
Master II Index and BofA Merrill Lynch Preferred Stock Fixed Rate Index

		Since Inception
Total Return Periods ended February 29, 2016:	1 Year	(6/28/13)
Orinda Income Opportunities Fund – Class I (No Load)	-9.81%	-0.38%
Barclays Capital U.S. Aggregate Bond Index	1.50%	3.37%
BofA Merrill Lynch U.S. High Yield Master II Index	-8.54%	0.86%
BofA Merrill Lynch Preferred Stock Fixed Rate Index	4.51%	6.72%
Expense Cap:  1.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

The Bank of America Merrill Lynch Preferred Stock Fixed Rate Index consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period.

11

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 29, 2016 (Unaudited)

Orinda Income Opportunities Fund

Percentages represent market value as a percentage of net assets.

12

SCHEDULE OF INVESTMENTS
at February 29, 2016

COMMON STOCKS - 0.0%	Shares	Value

Financials - 0.0%
RMR Group, Inc.^*	1,239	$27,952
TOTAL COMMON STOCKS
(Cost $14,697)		27,952

REITS - 37.9%

Financials - 37.9%
Apollo Commercial Real Estate Finance, Inc.*	113,621	1,755,444
Ashford Hospitality Trust, Inc.	110,715	612,254
Ashford Hospitality Trust, Inc., Series A
Cumulative Preferred*	40,000	937,600
Ashford Hospitality Trust, Inc. - Series D
Cumulative Preferred	401,739	9,195,806
Ashford Hospitality Trust, Inc. - Series E
Cumulative Preferred	133,613	3,274,855
Bluerock Residential Growth REIT, Inc. - Class A*	246,816	2,532,332
Bluerock Residential Growth REIT, Inc. - Series A
Redeemable Preferred	89,000	2,246,360
CBL & Associates Properties, Inc. - Series D
Cumulative Preferred*	247,569	5,842,628
DuPont Fabros Technology, Inc. - Series A
Cumulative Preferred*	140,507	3,633,511
DuPont Fabros Technology, Inc. - Series B
Cumulative Preferred*	159,280	4,093,496
Equity Commonwealth - Series E Cumulative Preferred*	119,878	3,007,739
First Potomac Realty Trust - Series A Cumulative Preferred*	55,897	1,402,456
Global Net Lease, Inc.	221,116	1,709,227
Independence Realty Trust, Inc.*	383,535	2,466,130
Inland Real Estate Corp. - Series A Cumulative Preferred*	112,768	2,840,626
iStar Financial, Inc. - Series D Cumulative Preferred*	149,580	2,969,163
iStar Financial, Inc. - Series E Cumulative Preferred*	128,990	2,612,047
iStar Financial, Inc. - Series F Cumulative Preferred*	127,287	2,555,923
iStar Financial, Inc. - Series I Cumulative Preferred	56,308	1,134,606
Jernigan Capital, Inc.	45,809	684,845
Monmouth Real Estate Investment Corp. - Series B
Cumulative Preferred	48,750	1,259,212
New Senior Investment Group, Inc.	110,000	1,065,900
New York REIT, Inc.*	363,913	3,493,565

The accompanying notes are an integral part of these financial statements.

13

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

REITS - 37.9% (Continued)	Shares	Value

Financials - 37.9% (Continued)
Northstar Realty Finance Corp.	105,974	$1,323,615
Northstar Realty Finance Corp. - Series B
Cumulative Preferred	28,335	575,484
RAIT Financial Trust - Series A Cumulative Preferred	80,895	1,261,153
RAIT Financial Trust - Series B Cumulative Preferred	29,496	486,684
RAIT Financial Trust - Series C Cumulative Preferred	30,487	524,986
RAIT Financial Trust - Unsecured, 7.125%	48,500	999,100
RAIT Financial Trust - Unsecured, 7.625%*	134,548	2,420,519
Select Income REIT*	139,400	2,874,428
Senior Housing Properties Trust - Senior Unsecured	20,000	495,626
STAG Industrial, Inc.	52,500	921,900
STAG Industrial, Inc. - Series A Cumulative Preferred	1,808	47,098
VEREIT, Inc.	150,000	1,203,000
Wheeler Real Estate Investment Trust, Inc.	1,722,294	2,049,530
Whitestone REIT*	245,230	2,751,481
TOTAL REITS
(Cost $83,424,145)		79,260,329

CONVERTIBLE PREFERRED STOCKS - 2.9%

Financials - 2.9%
EPR Properties - Series E Convertible Preferred*	32,873	1,089,740
FelCor Lodging Trust, Inc. - Series A Convertible Preferred*	194,409	4,883,554
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $5,871,971)		5,973,294

PREFERRED STOCKS - 59.0%

Consumer Discretionary - 1.8%
M/I Homes, Inc. - Series A Non-Cumulative Preferred*	78,073	1,939,333
TravelCenters of America LLC - Senior Unsecured, 8.25%	21,319	528,711
TravelCenters of America LLC - Senior Unsecured,
8.00%, 12/15/2029	46,665	1,119,027
TravelCenters of America LLC - Senior Unsecured,
8.00%, 10/15/2030	6,347	153,026
		3,740,097

The accompanying notes are an integral part of these financial statements.

14

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

PREFERRED STOCKS - 59.0% (Continued)	Shares	Value

Energy - 0.2%
Legacy Reserves LP - Series B Cumulative Preferred	43,769	$63,465
Tsakos Energy Navigation Ltd. - Series D
Perpetual Preferred†	22,050	429,975
		493,440
Financials - 56.3%
AG Mortgage Investment Trust, Inc. - Series A
Cumulative Preferred	16,504	372,083
AG Mortgage Investment Trust, Inc. - Series B
Cumulative Preferred	10,819	229,687
American Capital Agency Corp. Depositary
Shares 1/1000 - Series B Cumulative Preferred*	119,083	2,829,412
AmTrust Financial Services, Inc. - Series B
Non-Cumulative Preferred	62,487	1,571,548
AmTrust Financial Services, Inc. - Series D
Non-Cumulative Preferred	57,355	1,438,463
Annaly Capital Management, Inc. - Series C
Cumulative Preferred	42,992	999,994
Annaly Capital Management, Inc. - Series D
Cumulative Preferred*	176,803	4,039,949
Apollo Commercial Real Estate Finance, Inc. - Series A
Cumulative Preferred	90,480	2,148,900
Apollo Residential Mortgage, Inc. - Series A
Cumulative Preferred	33,414	724,081
Arbor Realty Trust, Inc. - Series A Cumulative Preferred	46,261	1,083,895
Arbor Realty Trust, Inc. - Series B Cumulative Preferred	20,323	424,954
Arbor Realty Trust, Inc. - Series C Cumulative Preferred*	82,507	1,877,034
Arbor Realty Trust, Inc. - Senior Unsecured	60,000	1,431,600
Banc Of California, Inc. - Series D
Non-Cumulative Preferred*	56,225	1,443,296
Banc Of California, Inc. - Series E
Non-Cumulative Preferred	50,000	1,249,500
Campus Crest Communities, Inc. - Series A
Cumulative Preferred^	433,732	11,797,510
Capstead Mortgage Corp. - Series E Cumulative Preferred	51,000	1,175,550
Cedar Realty Trust, Inc. - Series B Cumulative Preferred*	29,685	749,546
Chesapeake Lodging Trust - Series A Cumulative Preferred*	126,451	3,227,662
Colony Capital, Inc. - Series A Cumulative Preferred*	231,101	5,537,180
Colony Capital, Inc. - Series B Cumulative Preferred	82,105	1,807,952

The accompanying notes are an integral part of these financial statements.

15

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

PREFERRED STOCKS - 59.0% (Continued)	Shares	Value

Financials - 56.3% (Continued)
Colony Capital, Inc. - Series C Cumulative Preferred	240,259	$4,783,557
Corporate Office Properties Trust - Series L
Cumulative Preferred*	86,643	2,231,491
CYS Investments, Inc. - Series B Cumulative Preferred*	91,317	1,952,358
Deutsche Bank Contingent Capital Trust V Preferred	5,000	126,250
Global Indemnity PLC†	39,953	948,884
Hatteras Financial Corp. - Series A Cumulative Preferred*	127,266	2,738,764
Hersha Hospitality Trust - Series B Cumulative Preferred*	217,859	5,546,690
Invesco Mortgage Capital, Inc. - Series A
Cumulative Preferred	72,211	1,447,109
Invesco Mortgage Capital, Inc. - Series B
Cumulative Preferred*	158,097	3,318,456
Investors Real Estate Trust - Series B Cumulative Preferred	67,726	1,750,717
iStar Financial, Inc. - Series G Cumulative Preferred	18,897	376,806
Kemper Corp. - Subordinated	12,933	335,223
Kennedy-Wilson Holdings, Inc. - Senior Unsecured*	56,610	1,471,860
KKR Financial Holdings LLC - Series A
Cumulative Preferred*	62,412	1,634,570
LaSalle Hotel Properties - Series H Cumulative Preferred	60,544	1,534,790
Maiden Holdings Ltd.†	10,200	244,800
MFA Financial, Inc. - Series B Cumulative Preferred*	64,075	1,493,588
National General Holdings Corp. - Series B
Non-Cumulative Preferred	44,761	1,124,396
National General Holdings Corp. - Subordinated*	99,550	2,357,344
Northstar Realty Finance Corp. - Series C
Cumulative Preferred*	177,191	3,813,150
Northstar Realty Finance Corp. - Series D
Cumulative Preferred*	158,565	3,314,009
Northstar Realty Finance Corp. - Series E
Cumulative Preferred*	359,308	7,437,676
Pebblebrook Hotel Trust - Series A Cumulative Preferred*	98,281	2,502,726
Pebblebrook Hotel Trust - Series B Cumulative Preferred*	45,959	1,180,457
Pennsylvania Real Estate Investment Trust - Series A
Cumulative Preferred*	134,148	3,459,677
Resource Capital Corp. - Series B Cumulative Preferred	41,000	619,100
Resource Capital Corp. - Series C Cumulative Preferred*	190,942	3,028,340
Retail Properties of America, Inc. - Series A
Cumulative Preferred*	81,882	2,141,214
Summit Hotel Properties - Series A Cumulative Preferred*	42,722	1,114,617

The accompanying notes are an integral part of these financial statements.

16

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

PREFERRED STOCKS - 59.0% (Continued)	Shares	Value

Financials - 56.3% (Continued)
Summit Hotel Properties - Series C Cumulative Preferred	7,586	$189,650
Sunstone Hotel Investors, Inc. - Series D
Cumulative Preferred	29,800	753,940
VEREIT, Inc. - Series F Cumulative Preferred*	199,998	4,839,952
WP Glimcher, Inc. - Series H Cumulative Preferred*	72,575	1,896,385
		117,868,342
Industrials - 0.0%
Diana Shipping, Inc. - Senior Unsecured†	499	8,493

Telecommunication Services - 0.7%
United States Cellular Corp.	56,846	1,400,117
TOTAL PREFERRED STOCKS
(Cost $130,243,120)		123,510,489

	Principal
CONVERTIBLE BONDS - 1.3%	Amount
Resource Capital Corp., 6.000%, 12/01/2018	$3,000,000	2,771,250
TOTAL CONVERTIBLE BONDS
(Cost $2,744,888)		2,771,250

CORPORATE BONDS - 0.5%
Deutsche Bank AG, 7.500%, 12/29/2049✓†	600,000	485,250
The Bank Of New York Mellon Corp., 4.950%, 12/29/2049✓	500,000	489,625
TOTAL CORPORATE BONDS
(Cost $1,100,002)		974,875

The accompanying notes are an integral part of these financial statements.

17

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2016

SHORT-TERM INVESTMENTS - 1.6%	Shares	Value

MONEY MARKET FUNDS - 1.6%
Fidelity Money Market Portfolio -
Class I, 0.34%+	3,340,567	$3,340,567
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,340,567) - 1.6%		3,340,567
TOTAL INVESTMENTS
(Cost $226,739,390) - 103.2%		215,858,756
Liabilities in Excess of Other Assets - (3.2)%		(6,678,587)
TOTAL NET ASSETS - 100.0%		$209,180,169

Percentages are stated as a percent of net assets.
^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 29, 2016.
✓	Variable rate security. The rate shown represents the rate at February 29, 2016.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

18

SCHEDULE OF SECURITIES SOLD SHORT
at February 29, 2016

EXCHANGE-TRADED FUNDS - 10.8%	Shares	Value
Alerian MLP ETF	64,000	$647,680
Energy Select Sector SPDR ETF	102,733	5,820,852
iShares iBoxx $High Yield Corporate Bond ETF	102,454	8,204,516
iShares Mortgage Real Estate Capped	249,374	2,316,684
iShares MSCI Europe Financials	72,000	1,217,520
SPDR Barclays Capital High Yield Bond ETF	80,000	2,673,600
Vanguard Index Funds REIT ETF	22,500	1,725,975
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $22,207,275)		22,606,827

EXCHANGE-TRADED NOTES - 0.0%
iPath S&P 500 VIX Short-Term Futures ETN†	2,916	72,463
TOTAL EXCHANGE-TRADED NOTES
(Proceeds $70,026)		72,463

REITS - 1.9%
Financials - 1.9%
Chatham Lodging Trust	15,000	300,900
Hospitality Properties Trust	96,000	2,330,880
National Storage Affiliates Trust	20,019	362,144
Resource Capital Corp.	81,783	906,973
TOTAL REITS
(Proceeds $3,746,244)		3,900,897
TOTAL SECURITIES SOLD SHORT
(Proceeds $26,023,545) - 12.7%		$26,580,187

Percentages are stated as a percent of net assets.

†  U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES
at February 29, 2016

Assets:
Investments, at value (cost of $226,739,390)	$215,858,756
Cash	12,061
Deposits at brokers	27,692,787
Receivables:
Securities sold	2,525,832
Fund shares sold	19,026,250
Dividends and interest	1,004,803
Prepaid expenses	9,637
Total assets	266,130,126
Liabilities:
Securities sold short (proceeds $26,023,545)	26,580,187
Payables:
Loan payable	19,989,620
Securities purchased	9,713,841
Fund shares redeemed	341,334
Dividends on short positions	1,500
Advisory fee	148,713
Administration fee	42,845
Distribution fees	59,019
Service fees	17,285
Compliance expense	1,506
Custody fees	2,783
Transfer agent fees and expenses	19,309
Accrued expenses and other payables	32,015
Total liabilities	56,949,957
Net assets	$209,180,169
Net assets consist of:
Paid in capital	$243,520,181
Accumulated net investment income	—
Accumulated net realized loss on investments	(22,902,736)
Net unrealized depreciation on:
Investments	(10,880,634)
Securities sold short	(556,642)
Net assets	$209,180,169
Class A:
Net assets applicable to outstanding Class A shares	$66,374,958
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	3,114,942
Net asset value and redemption price per share	$21.31
Maximum offering price per share (net asset value divided by 95.00%)	$22.43
Class D:
Net assets applicable to outstanding Class D shares	$21,405,302
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	1,007,291
Net asset value, offering price and redemption price per share	$21.25
Class I:
Net assets applicable to outstanding Class I shares	$121,399,909
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	5,683,319
Net asset value, offering price and redemption price per share	$21.36

The accompanying notes are an integral part of these financial statements.

20

STATEMENT OF OPERATIONS
For the Year Ended February 29, 2016

Investment income:
Dividends	$13,845,900
Interest	278,437
Total investment income	14,124,337
Expenses:
Investment advisory fees (Note 5)	2,321,448
Administration fees (Note 5)	270,516
Distribution fees (Note 6)
Distribution fees – Class A	185,514
Distribution fees – Class D	234,439
Service fees (Note 7)
Service fees – Class A	105,907
Service fees – Class D	10,324
Service fees – Class I	120,061
Transfer agent fees and expenses	118,009
Federal and state registration fees	72,600
Audit fees	22,200
Compliance expense	9,013
Legal fees	10,817
Reports to shareholders	33,626
Trustees’ fees and expenses	10,070
Custody fees	25,072
Interest Expense (Note 9)	132,675
Other	61,069
Total expenses before dividends and interest on short positions	3,743,360
Dividends expense on short positions	545,378
Broker interest expense on short positions	448,623
Total expenses before reimbursement from advisor	4,737,361
Expense reimbursement by advisor (Note 5)	(43,925)
Net expenses	4,693,436
Net investment income	$9,430,901
Realized and unrealized gain (loss) on investments:
Net realized loss on transactions from:
Investments	$(9,040,028)
Options	(254,182)
Securities sold short	(4,527,212)
Net change in unrealized loss on:
Investments	(19,016,900)
Securities sold short	(409,571)
Net realized and unrealized loss on investments	(33,247,893)
Net decrease in net assets resulting from operations	$(23,816,992)

The accompanying notes are an integral part of these financial statements.

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Operations:
Net investment income	$9,430,901	$8,117,457
Net realized loss on investments	(13,821,422)	(7,828,844)
Net change in unrealized
appreciation (depreciation) on investments	(19,426,471)	6,510,384
Net increase (decrease) in net assets
resulting from operations	(23,816,992)	6,798,997

Distributions to Shareholders From:
Net investment income
Class A shares	(3,022,094)	(2,128,115)
Class D shares	(814,777)	(790,487)
Class I shares	(5,814,916)	(5,853,822)
Net realized gains
Class A shares	—	(18,242)
Class D shares	—	(6,289)
Class I shares	—	(39,286)
Return of Capital
Class A shares	(1,709,743)	(287,272)
Class D shares	(537,808)	(123,954)
Class I shares	(3,100,661)	(753,700)
Total distributions	(14,999,999)	(10,001,167)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	47,143,762	66,537,372
Class D shares	4,847,777	11,950,740
Class I shares	48,630,325	115,813,023
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	4,363,320	2,200,638
Class D shares	1,095,415	754,554
Class I shares	7,933,387	6,321,307
Cost of shares redeemed
Class A shares	(47,255,347)	(7,367,614)
Class D shares	(3,934,038)	(1,493,976)
Class I shares	(64,014,870)	(41,568,012)
Net increase (decrease) in net assets
from capital share transactions	(1,190,269)	153,148,032
Total increase (decrease) in net assets	(40,007,260)	149,945,862

Net Assets:
Beginning of period	249,187,429	99,241,567
End of period	$209,180,169	$249,187,429
Accumulated net investment income	$—	$—

The accompanying notes are an integral part of these financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Changes in Shares Outstanding:
Shares sold
Class A shares	2,020,152	2,604,949
Class D shares	206,968	467,989
Class I shares	2,112,152	4,507,920
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	185,637	87,363
Class D shares	46,662	29,940
Class I shares	335,138	250,211
Shares redeemed
Class A shares	(2,054,826)	(292,238)
Class D shares	(173,549)	(58,839)
Class I shares	(2,735,458)	(1,613,368)
Net increase (decrease) in shares outstanding	(57,124)	5,983,927

The accompanying notes are an integral part of these financial statements.

23

STATEMENT OF CASH FLOWS
For the Year Ended February 29, 2016

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(23,816,992)
Adjustments to reconcile net decrease in net assets
from operations to net cash used in operating activities:
Purchases of investments	(337,090,597)
Purchases to cover securities sold short	(488,884,304)
Proceeds from sales of long-term investments	285,915,577
Proceeds from securities sold short	492,849,291
Purchases of short-term investments, net	(3,340,568)
Return of capital distributions received from underlying investments	1,870,544
Amortization and accretion of premium and discount	(82,107)
Net realized loss on investments (net of $4,376,852 of capital gain distributions)	13,672,509
Net realized loss on short transactions	4,527,212
Change in unrealized depreciation on investments	19,016,900
Change in unrealized depreciation on short transactions	409,571
Increases (decreases) in operating assets:
Increase in dividends and interest receivable	(103,173)
Increase in deposits at broker for short sales	(6,532,809)
Decrease in receivable for investment securities sold	4,021,270
Decrease in prepaid expenses and other assets	11,593
Increases (decreases) in operating liabilities:
Increase in payable for investment securities purchased	6,425,520
Decrease in dividends payable on short positions	(19,675)
Decrease in payable to Advisor	(38,808)
Decrease in payable for distribution and service fees	(25,574)
Decrease in other accrued expenses	(29,417)
Net cash used in operating activities	(31,244,037)

Cash flows from financing activities:
Proceeds from shares sold	82,979,512
Payment on shares redeemed	(115,345,082)
Cash distributions paid to shareholders	(1,607,877)
Increase in loan payable	19,989,620
Net cash used in financing activities	(13,983,827)
Net change in cash	(45,227,864)

Cash:
Beginning balance	45,239,925
Ending balance	$12,061

Supplemental disclosures:
Cash paid for interest	$581,298
Non-cash financing activities – distributions reinvested	13,392,122

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class A
			June 28, 2013
	Year Ended	Year Ended	through
	February 29,	February 28,	February 28,
	2016	2015	2014*
Net Asset Value – Beginning of Period	$25.25	$25.57	$25.00
Income from Investment Operations:
Net investment income (loss)	0.93	0.97	0.65
Net realized and unrealized gain (loss) on investments	(3.37)	0.22	0.39
Total from investment operations	(2.44)	1.19	1.04
Less Distributions:
Dividends from net investment income	(0.96)	(1.32)	(0.43)
Distributions from net realized gains	—	(0.01)	(0.04)
Return of Capital	(0.54)	(0.18)	—
Total distributions	(1.50)	(1.51)	(0.47)
Net Asset Value – End of Period	$21.31	$25.25	$25.57
Total Return	(10.09)%	4.79%	4.22	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$66,375	$74,834	$14,421
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.15%	1.96%	2.55	%^
After Recoupments/Reimbursements	2.15%	2.00%	1.92	%^
Ratio of interest expense and dividends on
short positions to average net assets	0.48%	0.28%	0.02	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	3.97%	4.53%	5.45	%^
After Recoupments/Reimbursements	3.97%	4.49%	6.08	%^
Portfolio turnover rate	127%	185%	119	%+

*	Commencement of operations for Class A shares was June 28, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

25

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class D
			September 27,
			2013
	Year Ended	Year Ended	through
	February 29,	February 28,	February 28,
	2016	2015	2014*
Net Asset Value – Beginning of Period	$25.17	$25.51	$25.01
Income from Investment Operations:
Net investment income (loss)	0.82	0.92	0.53
Net realized and unrealized gain (loss) on investments	(3.37)	0.07	0.44
Total from investment operations	(2.55)	0.99	0.97
Less Distributions:
Dividends from net investment income	(0.83)	(1.14)	(0.43)
Distributions from net realized gains	—	(0.01)	(0.04)
Return of Capital	(0.54)	(0.18)	—
Total distributions	(1.37)	(1.33)	(0.47)
Net Asset Value – End of Period	$21.25	$25.17	$25.51
Total Return	(10.56)%	3.97%	3.95	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$21,405	$23,336	$12,450
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.81%	2.70%	2.77	%^
After Recoupments/Reimbursements	2.67%	2.76%	2.67	%^
Ratio of interest expense and dividends on
short positions to average net assets	0.49%	0.27%	0.02	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	3.32%	3.75%	7.62	%^
After Recoupments/Reimbursements	3.46%	3.69%	7.72	%^
Portfolio turnover rate	127%	185%	119	%+

*	Commencement of operations for Class D shares was September 27, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

26

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Class I
			June 28, 2013
	Year Ended	Year Ended	through
	February 29,	February 28,	February 28,
	2016	2015	2014*
Net Asset Value – Beginning of Period	$25.29	$25.60	$25.00
Income from Investment Operations:
Net investment income (loss)	0.99	1.15	0.59
Net realized and unrealized gain (loss) on investments	(3.36)	0.12	0.50
Total from investment operations	(2.37)	1.27	1.09
Less Distributions:
Dividends from net investment income	(1.02)	(1.39)	(0.45)
Distributions from net realized gains	—	(0.01)	(0.04)
Return of Capital	(0.54)	(0.18)	—
Total distributions	(1.56)	(1.58)	(0.49)
Net Asset Value – End of Period	$21.36	$25.29	$25.60
Total Return	(9.81)%	5.08%	4.44	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$121,400	$151,017	$72,370
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.85%	1.64%	1.96	%^
After Recoupments/Reimbursements	1.84%	1.70%	1.62	%^
Ratio of interest expense and dividends on
short positions to average net assets	0.49%	0.27%	0.02	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	4.21%	4.71%	6.75	%^
After Recoupments/Reimbursements	4.22%	4.65%	7.09	%^
Portfolio turnover rate	127%	185%	119	%+

*	Commencement of operations for Class I shares was June 28, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

27

NOTES TO FINANCIAL STATEMENTS
February 29, 2016

NOTE 1 – ORGANIZATION

The Orinda Income Opportunities Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”  The investment objective of the Income Opportunities Fund is to maximize current income with potential for modest growth of capital.  The Fund’s Class A and Class I shares commenced operations on June 28, 2013. The Fund’s Class D shares commenced operations on September 27, 2013.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in its return filed for the open tax year ended 2014-2015, or expected to be taken in the Fund’s 2016 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided

28

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any,  quarterly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Foreign Currency:  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.	Redemption Fees: The Fund does not charge redemption fees to shareholders.
G.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is

29

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts:  The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of

30

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

I.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

J.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

31

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

K.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 29, 2016, the Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Income Opportunities Fund	$220,886	$(776,512)	$555,626

L.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

M.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 29, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

N.
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent): In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

32

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Fund and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

33

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 29, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Financials	$27,952	$—	$—	$27,952
Total Common Stocks	27,952	—	—	27,952
REITs
Financials	76,837,261	2,423,068	—	79,260,329
Total REITs	76,837,261	2,423,068	—	79,260,329
Convertible Preferred Stocks
Financials	4,883,554	1,089,740	—	5,973,294
Total Convertible Preferred Stocks	4,883,554	1,089,740	—	5,973,294
Preferred Stocks
Consumer Discretionary	3,740,097	—	—	3,740,097
Energy	493,440	—	—	493,440
Financials	108,353,923	9,514,419	—	117,868,342
Industrials	8,493	—	—	8,493
Telecommunication Services	1,400,117	—	—	1,400,117
Total Preferred Stocks	113,996,070	9,514,419	—	123,510,489
Convertible Bonds	—	2,771,250	—	2,771,250
Corporate Bonds	—	974,875	—	974,875
Short-Term Investments	3,340,567	—	—	3,340,567
Total Investments in Securities	$199,085,404	$16,773,352	$—	$215,858,756
Securities Sold Short	$26,580,187	$—	$—	$26,580,187

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities.  Transfers between levels are recognized at February 29, 2016, the end of the reporting period.  The Income Opportunities Fund transferred $5,768,966 from level 2 to level 1 at

34

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

February 29, 2016 because these securities were now being priced at the official close.  The Income Opportunities Fund transferred $6,091,940 from level 1 to level 2 at February 29, 2016 because the securities were priced at the mean between the bid and ask spread. There were no level 3 securities held in the Fund on February 29, 2016.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information

The average monthly market value of purchased options during the year ended February 29, 2016 was $9,000.

The effect of Derivative Instruments on the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(254,182)	$ —	$ —	$(254,182)
Total	$(254,182)	$ —	$ —	$(254,182)

35

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 29, 2016, Orinda Asset Management, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended February 29, 2016, the Fund incurred $2,321,448 in advisory fees.  Advisory fees payable at February 29, 2016 were $148,713.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Orinda Income Opportunities Fund
Class A	1.85%*
Class D	2.55%*
Class I	1.55%*

*
The Board approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Caps from 1.90%, 2.65%, and 1.60% to 1.85%, 2.55%, and 1.55% for Class A, Class D, and Class I, respectively, effective June 28, 2015.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  During the year ended February 29, 2016, the Advisor reimbursed the Fund for shareholder servicing fees in the amount of $43,925 that was a result of the Fund not fully utilizing the fees that had been earned in fiscal years 2014 and 2015.  This amount will not be subject to recapture in the future.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2017	2018	2019	Total
Income Opportunities Fund	$ —	$ —	$ —	$ —

36

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended February 29, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Orinda Income Opportunities Fund
Administration & fund accounting	$270,516
Custody	$ 25,072
Transfer agency(a)	$ 96,821
Chief Compliance Officer	$ 9,013

(a) Does not include out-of-pocket expenses.

At February 29, 2016, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Orinda Income Opportunities Fund
Administration & fund accounting	$42,845
Custody	$ 2,783
Transfer agency(a)	$16,089
Chief Compliance Officer	$ 1,506

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% for the Fund’s Class D shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of

37

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 29, 2016, the Fund incurred distribution expenses of $185,514 on the Class A shares and $234,439 for the Class D shares pursuant to the Plan.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A shares and 0.10% of the average daily net assets of the Class D and Class I shares.  The shareholder service fee for Class D shares was reduced from 0.15% to 0.10% on June 28, 2015.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended February 29, 2016, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Class A	$105,907
Class D	$ 10,324
Class I	$120,061

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended February 29, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Income Opportunities Fund	$336,579,109	$285,701,062

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – LEVERAGE & LINE OF CREDIT

The Income Opportunities Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may

38

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund may also utilize the line of credit for short term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund maintains a separate line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowings under this agreement. The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral. However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.

The Fund has pledged a portion of their investment securities as the collateral for their line of credit. As of February 29, 2016, the value of the investment securities pledged as collateral was $89,843,952. The Fund had an outstanding average daily balance and a weighted average interest rate of $8.70 million and 1.510%. The maximum amount outstanding for the Fund during the year was $27,895,296.

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 29, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Income
Opportunities
Fund
Cost of investments(a)	$228,074,730
Gross unrealized appreciation	8,187,555
Gross unrealized depreciation	(20,403,529)
Net unrealized appreciation	(12,215,974)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(22,124,038)
Total accumulated earnings/(losses)	$(34,340,012)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and partnerships adjustments.

At February 29, 2016, the Fund had short-term tax basis capital losses with no expiration date of $13,051,219 to offset future capital gains.  The wash sales on short positions, post 30 wash sales, post-October losses, unsettled short deferrals, and unrealized on shorts and options are included in other accumulated gain/loss in the amount of $1,205,550.

39

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2016 and 2015 were as follows:

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Ordinary income	$9,651,787	$8,772,424
Long-term capital gains	—	63,817
Return of capital	5,348,212	1,164,926

At February 29, 2016, the Fund deferred, on a tax basis, post-October losses of:

Short-Term Loss	Long-Term Loss
$6,062,201	$1,805,068

NOTE 11 – OTHER TAX INFORMATION (Unaudited)

For the fiscal year ended February 29, 2016, 32.17% of dividends paid from net investment income qualify for the dividends received deduction available to corporate shareholders of the Fund.  For shareholders of the Fund, 42.39% of the dividend income distributed for the year ended February 29, 2016 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

NOTE 12 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Market Risk: The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

Master Limited Partnership Risk: Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

40

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Foreign and Emerging Market Securities Risk: Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk:  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk:  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Interest Rate Risk:  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

Fixed Income Securities Risk:  Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Real Estate and REIT Concentration Risk:  The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

41

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Preferred Stock Risk: Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

Initial Public Offering Risk: The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Portfolio Turnover Risk:  A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Orinda Income Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 29, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 28, 2013 (commencement of operations) to February 28, 2014.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Orinda Income Opportunities Fund as of February 29, 2016, the results of its operations, cash flows, the changes in its net assets, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2016

43

EXPENSE EXAMPLE
February 29, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2015 to February 29, 2016.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

44

EXPENSE EXAMPLE (Continued)
February 29, 2016 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/15	2/29/16	9/1/15 – 2/29/16
Actual
Class A	$1,000.00	$ 934.50	$10.63
Class D	$1,000.00	$ 917.73	$11.26
Class I	$1,000.00	$ 935.70	$ 9.24
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,013.87	$11.07
Class D	$1,000.00	$1,007.16	$11.78
Class I	$1,000.00	$1,015.32	$ 9.62

(1)
Expenses are equal to the Class A, Class D, and Class I fund shares’ annualized expense ratios of 2.21%, 2.79%, and 1.92%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period).

45

NOTICE TO SHAREHOLDERS
February 29, 2016 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

46

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	2	Trustee, Advisors
(age 69)		term;	Delta Housing Corporation		Series Trust (for
615 E. Michigan Street		since	(collegiate housing		series not affiliated
Milwaukee, WI 53202		March	management) (2012 to present);		with the Funds);
		2014.	Trustee and Chair (2000 to		Independent
			2012), New Covenant		Trustee from 1999
			Mutual Funds (1999-2012);		to 2012, New
			Director and Board Member,		Covenant Mutual
			Alpha Gamma Delta Foundation		Funds (an open-end
			(philanthropic organization)		investment
			(2005 to 2011).		company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee, Advisors
(age 81)		term;	President, Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May	(1985 to 1993).		with the Funds);
		2002.			Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	2	Trustee, Advisors
(age 76)		term;	Vice President, Federal		Series Trust (for
615 E. Michigan Street		since	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		February	San Francisco.		with the Funds).
1997.

47

MANAGEMENT (Continued)

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Raymond B. Woolson	Trustee	Indefinite	President, Apogee	2	Trustee, Advisors
(age 57)		term*;	Group, Inc. (financial		Series Trust (for
615 E. Michigan Street		since	consulting firm)		series not affiliated
Milwaukee, WI 53202		January	(1998 to present).		with the Funds);
		2016.			Independent
Trustee, Doubleline
Funds Trust (an
open-end investment
company with
13 portfolios),
Doubleline Equity
Funds, Doubleline
Opportunistic
Credit Fund and
Doubleline Income
Solutions Fund,
from 2010 to
present.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	2	Trustee, Advisors
(age 68)	Trustee	term;	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		September			with the Funds).
2008.

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Officers

Joe D. Redwine	Chairman and	Indefinite term;	President, CEO, U.S. Bancorp Fund
(age 68)	Chief Executive	since September 2007.	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term;	Senior Vice President, Compliance
(age 48)	Principal	since June 2003.	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive		Fund Services, LLC (March 1997
Milwaukee, WI 53202	Officer		to present).

Cheryl L. King	Treasurer and	Indefinite term;	Vice President, Compliance and
(age 54)	Principal	since December 2007.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial		Services, LLC (October 1998
Milwaukee, WI 53202	Officer		to present).

Kevin J. Hayden	Assistant	Indefinite term;	Assistant Vice President, Compliance
(age 44)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2005
Milwaukee, WI 53202			to present).

48

MANAGEMENT (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Albert Sosa	Assistant	Indefinite term;	Assistant Vice President, Compliance
(age 45)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2004
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite term;	Senior Vice President, U.S. Bancorp
(age 58)	Chief Compliance	since September 2009.	Fund Services, LLC (February 2008
615 E. Michigan Street	Officer and		to present).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term;	Senior Vice President and Counsel,
(age 50)		since September 2015.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(May 2006 to present).
Milwaukee, WI 53202

Emily R. Enslow, Esq.	Assistant	Indefinite term;	Assistant Vice President, U.S.
(age 29)	Secretary	since September 2015.	Bancorp Fund Services, LLC
615 E. Michigan Street			(July 2013 to present); Proxy Voting
Milwaukee, WI 53202			Coordinator and Class Action
Administrator, Artisan Partners
Limited Partnership (September 2012
to July 2013); Legal Internship,
Artisan Partners Limited Partnership
(February 2012 to September 2012);
J.D. Graduate, Marquette University
Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 29, 2016, the Trust was comprised of 48 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

49

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Orinda Asset Management, LLC (the “Adviser”) for another annual term for the Orinda Income Opportunities Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  The Board considered that the Fund was newer with just two years of performance history.  When reviewing performance against the comparative peer group universe, the Board took into

50

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.
The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for the one-year and since inception periods.
The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year and since inception periods.

The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.  The Adviser represented there were no similarly managed accounts managed by the Adviser for purposes of performance comparison.

The Board noted that while the Fund had underperformed since its inception, the Fund had only two years of operating history.  The Board determined that it would continue to monitor the Fund’s performance.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to the fees and expenses of the advisers and funds within the relevant peer funds and other accounts advised by the Adviser, as well as expense waivers and reimbursements.  The Board also took into consideration that the Adviser does not have other similarly managed accounts to that of the Fund.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.55% for the Class I shares, 1.85% for the Class D shares and 2.55% for the Class A shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios were above its peer group median and average for all classes.  The Board also noted that the contractual advisory fee was significantly above its peer group median and average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were still significantly above the peer group median and average.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps, and also considered that the advisory fee contained breakpoints.  The Board considered that the Adviser had offered to institute breakpoints in the

51

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

Fund’s advisory fee if the Fund experienced significant asset growth from its current levels. The Board determined to revisit this matter if Fund assets experienced significant growth in the future.
5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund, as well as “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information indicating that the Adviser does not have any advisory clients who invest in the Funds through their separately managed accounts of the Adviser and therefore the Adviser was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined to continue to monitor the profitability to the Adviser of the Advisory Agreement. The Board determined that, as the Fund had less than two years of operating history, no further action was required at this time that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Orinda Income Opportunities Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Orinda Income Opportunities Fund would be in the best interest of the Fund and its shareholders.

52

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 467-4632

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2016	FYE 2/28/2015
Audit Fees	$36,300	$55,300
Audit-Related Fees	N/A	N/A
Tax Fees	$6,600	$9,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2016	FYE 2/28/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2016	FYE 2/28/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) (b)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form. Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date 5/5/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date 5/5/2016

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date 5/5/2016

* Print the name and title of each signing officer under his or her signature.